Exhibit 99.2

PARK HOTELS & RESORTS First Quarter 2021 Supplemental Data MARCH 31, 2021 Royal Palm South Beach Miami, a Tribute Portfolio Resort Parc 55 San Francisco, a Hilton Hotel Hilton Hawaiian Village Waikiki Beach Resort

About Park and Safe Harbor Disclosure

About Park Hotels & Resorts Inc.

Park (NYSE: PK) is the second largest publicly-traded lodging real estate company with a diverse portfolio of market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio consists of 54 premium-branded hotels and resorts with approximately 32,000 rooms primarily located in prime city center and resort locations. Visit www.pkhotelsandresorts.com for more information.

Forward-Looking Statements

This supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, including the expected reopening dates for the Company’s hotels and dates that its properties will break even or achieve positive Hotel Adjusted EBITDA, the impact to the Company's business and financial condition and that of its hotel management companies, measures being taken in response to COVID-19, the effects of competition and the effects of future legislation or regulations, the expected completion of anticipated dispositions, the declaration and payment of future dividends and other non-historical statements. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “hopes” or the negative version of these words or other comparable words. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control and which could materially affect its results of operations, financial condition, cash flows, performance or future achievements or events. Currently, one of the most significant factors continues to be the adverse effect of COVID-19, including resurgences, on the Company’s financial condition, results of operations, cash flows and performance, its hotel management companies and its hotels’ tenants, and the global economy and financial markets. COVID-19 has significantly affected the Company’s business, and the extent to which COVID-19 continues to affect the Company, its hotel managers, tenants and guests at the Company’s hotels will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its effect, the emergence of virus variants, the efficacy, availability and deployment of vaccinations and other treatments to combat COVID-19, including public adoption rates of COVID-19 vaccines, additional closures that may be mandated or advisable even after the reopening of certain of the Company’s hotels on a limited basis, whether due to an increased number of COVID-19 cases or otherwise, and the direct and indirect economic effects of the pandemic and containment measures, among others. Moreover, investors are cautioned to interpret many of the risks identified in the risk factors included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 as being heightened as a result of the ongoing and numerous adverse impacts of COVID-19.

Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements and Park urges investors to carefully review the disclosures Park makes concerning risk and uncertainties in Item 1A: “Risk Factors” in Park’s Annual Report on Form 10-K for the year ended December 31, 2020, as such factors may be updated from time to time in Park’s filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Except as required by law, Park undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Supplemental Financial Information

Park refers to certain non-generally accepted accounting principles (“GAAP”) financial measures in this presentation, including Funds from (used in) Operations (“FFO”) calculated in accordance with the guidelines of the National Association of Real Estate Investment Trusts (“Nareit”), Adjusted FFO, FFO per share, Adjusted FFO per share, Earnings (loss) before interest expense, taxes and depreciation and amortization (“EBITDA”), Adjusted EBITDA, Hotel Adjusted EBITDA, Hotel Adjusted EBITDA margin, Net debt and Net debt to Adjusted EBITDA ratio. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions” section for additional information and reconciliations of such non-GAAP financial measures.

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Table of Contents

1. Financial Statements	4
2. Supplementary Financial Information	7
3. Portfolio and Operating Metrics	18
4. Properties Acquired & Sold	37
5. Capital Structure	40
6. Definitions	42

3 |

Financial Statements

Casa Marina, a Waldorf Astoria Resort Hilton Chicago Hyatt Regency Mission Bay Spa and Marina

4 |

Financial Statements

Condensed Consolidated Balance Sheets

(in millions, except share and per share data)

	September 30, 2021	December 31, 2020
	(unaudited)
ASSETS
Property and equipment, net	$8,549	9,193
Investments in affiliates	14	14
Intangibles, net	44	45
Cash and cash equivalents	772	951
Restricted cash	70	30
Accounts receivable, net of allowance for doubtful accounts of $2 and $3	62	26
Prepaid expenses	34	39
Other assets	34	60
Operating lease right-of-use assets	215	229
TOTAL ASSETS (variable interest entities - $239 and $229)	$9,794	$10,587
LIABILITIES AND EQUITY
Liabilities
Debt	$4,670	5,121
Accounts payable and accrued expenses	204	147
Due to hotel managers	96	88
Deferred income tax liabilities	9	10
Other liabilities	115	134
Operating lease liabilities	232	244
Total liabilities (variable interest entities - $218 and $213)	5,326	5,744
Stockholders' Equity
Common stock, par value $0.01 per share, 6,000,000,000 shares authorized, 236,884,447 shares issued and 236,479,696 shares outstanding as of September 30, 2021 and 236,217,344 shares issued and 235,915,749 shares outstanding as of December 31, 2020	2	2
Additional paid-in capital	4,529	4,519
(Accumulated deficit) retained earnings	(16)	376
Accumulated other comprehensive loss	—	(4)
Total stockholders' equity	4,515	4,893
Noncontrolling interests	(47)	(50)
Total equity	4,468	4,843
TOTAL LIABILITIES AND EQUITY	$9,794	$10,587

5 |

Financial Statements (continued)

Condensed Consolidated Statements of Operations

(unaudited, in millions, except per share data)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2021	2020	2019	2021	2020	2019
Revenues
Rooms	$274	$70	$430	$587	$453	$1,267
Food and beverage	76	10	156	152	174	534
Ancillary hotel	58	15	64	137	87	174
Other	15	3	22	35	25	59
Total revenues	423	98	672	911	739	2,034

Operating expenses
Rooms	76	30	114	170	162	334
Food and beverage	63	18	117	126	155	371
Other departmental and support	119	64	153	298	296	453
Other property-level	51	84	54	151	200	152
Management fees	19	2	32	40	27	101
Impairment and casualty loss, net	2	2	8	7	696	8
Depreciation and amortization	68	75	61	213	225	184
Corporate general and administrative	14	13	14	48	42	47
Acquisition costs	—	9	59	—	10	65
Other	14	6	23	34	31	61
Total expenses	426	303	635	1,087	1,844	1,776

(Loss) gain on sales of assets, net	(11)	(1)	1	(5)	62	20

Operating (loss) income	(14)	(206)	38	(181)	(1,043)	278

Interest income	—	—	2	—	2	5
Interest expense	(66)	(59)	(33)	(195)	(149)	(98)
Equity in (losses) earnings from investments in affiliates	—	(7)	3	(6)	(16)	18
Other loss, net	(5)	(3)	(1)	(7)	(6)	(1)

(Loss) income before income taxes	(85)	(275)	9	(389)	(1,212)	202
Income tax benefit (expense)	3	(1)	—	2	(14)	(12)
Net (loss) income	(82)	(276)	9	(387)	(1,226)	190
Net (income) loss attributable to noncontrolling interests	(4)	—	(4)	(5)	3	(7)
Net (loss) income attributable to stockholders	$(86)	$(276)	$5	$(392)	$(1,223)	$183

(Loss) Earnings per share:
(Loss) Earnings per share - Basic	$(0.36)	$(1.17)	$0.02	$(1.66)	$(5.19)	$0.90
(Loss) Earnings per share - Diluted	$(0.36)	$(1.17)	$0.02	$(1.66)	$(5.19)	$0.90

Weighted average shares outstanding – Basic	236	235	206	236	236	203
Weighted average shares outstanding – Diluted	236	235	207	236	236	204

6 |

Supplementary Financial Information

Juniper Hotel Cupertino, Curio Collection Hotel Adagio, Autograph Collection The Reach Key West, Curio Collection

7 |

Supplementary Financial Information

EBITDA and Adjusted EBITDA

(unaudited, in millions)	Three Months Ended September 30,			Nine Months Ended September 30,
	2021	2020	2019	2021	2020	2019
Net (loss) income	$(82)	$(276)	$9	$(387)	$(1,226)	$190
Depreciation and amortization expense	68	75	61	213	225	184
Interest income	—	—	(2)	—	(2)	(5)
Interest expense	66	59	33	195	149	98
Income tax (benefit) expense	(3)	1	—	(2)	14	12
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	3	2	7	8	11	19
EBITDA	52	(139)	108	27	(829)	498
Loss (gain) on sales of assets, net	11	1	(1)	5	(62)	(20)
Acquisition costs	—	9	59	—	10	65
Severance expense	—	24	—	—	26	2
Share-based compensation expense	5	4	4	15	10	12
Impairment and casualty loss, net	2	2	8	7	696	8
Other items	7	10	2	7	20	(2)
Adjusted EBITDA	$77	$(89)	$180	$61	$(129)	$563

8 |

Supplementary Financial Information (continued)

Pro-forma Hotel Adjusted EBITDA and Pro-forma Hotel Adjusted EBITDA Margin

(unaudited, dollars in millions)
	Three Months Ended September 30,			Nine Months Ended September 30,
	2021	2020	2019	2021	2020	2019
Adjusted EBITDA(1)	$77	$(89)	$180	$61	$(129)	$563
Less: Adjusted EBITDA from investments in affiliates	(4)	2	(9)	(4)	2	(31)
Add: All other(2)	11	11	12	33	34	41
Hotel Adjusted EBITDA	84	(76)	183	90	(93)	573
Add: Adjusted EBITDA from hotels acquired	—	—	39	—	—	129
Less: Adjusted EBITDA from hotels disposed of	(1)	4	(14)	4	—	(61)
Pro-forma Hotel Adjusted EBITDA	$83	$(72)	$208	$94	$(93)	$641

	Three Months Ended September 30,			Nine Months Ended September 30,
	2021	2020	2019	2021	2020	2019
Total Revenues	$423	$98	$672	$911	$739	$2,034
Less: Other revenue	(15)	(3)	(22)	(35)	(25)	(59)
Add: Revenues from hotels acquired	—	—	125	—	—	406
Less: Revenues from hotels disposed of	(4)	(3)	(51)	(17)	(32)	(198)
Pro-forma Hotel Revenues	$404	$92	$724	$859	$682	$2,183

	Three Months Ended September 30,			2021 vs 2020	2021 vs 2019
	2021	2020	2019	Change(3)	Change(3)
Pro-forma Hotel Revenues	$404	$92	$724	341.4%	(44.2)%
Pro-forma Hotel Adjusted EBITDA	$83	$(72)	$208	NM(4)	(59.9)%
Pro-forma Hotel Adjusted EBITDA margin(3)	20.6%	(79.1)%	28.7%	NM(4)	(810) bps

	Nine Months Ended September 30,			2021 vs 2020	2021 vs 2019
	2021	2020	2019	Change(3)	Change(3)
Pro-forma Hotel Revenues	$859	$682	$2,183	26.0%	(60.6)%
Pro-forma Hotel Adjusted EBITDA	$94	$(93)	$641	NM(4)	(85.4)%
Pro-forma Hotel Adjusted EBITDA margin(3)	10.9%	(13.6)%	29.4%	NM(4)	(1,850) bps

(1) Includes EBITDA of $8 million for both the three and nine months ended September 30, 2019, for the period of ownership of the Chesapeake hotels between September 18, 2019 and September 30, 2019.

(2) Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the condensed consolidated statements of operations.

(3) Percentages are calculated based on unrounded numbers.
(4) Percentage change is not meaningful.

9 |

Supplementary Financial Information (continued)

Nareit FFO and Adjusted FFO

(unaudited, in millions, except per share data)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2021	2020	2019	2021	2020	2019
Net (loss) income attributable to stockholders	$(86)	$(276)	5	$(392)	$(1,223)	$183
Depreciation and amortization expense	68	75	61	213	225	184
Depreciation and amortization expense attributable to noncontrolling interests	(1)	(1)	(1)	(3)	(3)	(3)
Loss (gain) on sales of assets, net	11	1	(1)	5	(62)	(20)
Gain on sale of investments in affiliates(1)	—	—	—	—	(1)	—
Impairment loss	—	2	—	5	697	—
Equity investment adjustments:
Equity in losses (earnings) from investments in affiliates	—	7	(3)	6	16	(18)
Pro rata FFO of investments in affiliates	3	(3)	6	1	(6)	27
Nareit FFO attributable to stockholders	(5)	(195)	67	(165)	(357)	353
Casualty loss (gain), net	2	—	7	2	(1)	7
Severance expense	—	24	—	—	26	2
Acquisition costs	—	9	59	—	10	65
Share-based compensation expense	5	4	4	15	10	12
Other items(2)	3	11	3	2	48	1
Adjusted FFO attributable to stockholders	$5	$(147)	$140	$(146)	$(264)	$440
Nareit FFO per share - Diluted(3)	$(0.02)	$(0.83)	$0.33	$(0.70)	$(1.52)	$1.73
Adjusted FFO per share - Diluted(3)	$0.02	$(0.62)	$0.68	$(0.62)	$(1.12)	$2.16
Weighted average shares outstanding - Diluted	236	235	207	236	236	204

(1) Included in other loss, net in the condensed consolidated statements of operations.

(2) The nine months ended September 30, 2020 includes $30 million of tax expense on hotels sold during the period.

(3) Per share amounts are calculated based on unrounded numbers.

10 |

Supplementary Financial Information (continued)

Historical Pro-forma Hotel Metrics

The financial information below is for the 48 consolidated hotels owned as of November 3, 2021.

	Three Months Ended			Nine Months Ended
(unaudited)	March 31,	June 30,	September 30,	September 30,
	2021	2021	2021	2021
Pro-forma RevPAR	$41.32	$78.44	$105.48	$75.32
Pro-forma Occupancy	26.6%	42.2%	51.3%	40.1%
Pro-forma ADR	$155.60	$185.74	$205.56	$187.71

Pro-forma Hotel Revenues (in millions)	$153	$302	$404	$859
Pro-forma Hotel Adjusted EBITDA (in millions)	$(32)	$43	$83	$94
Pro-forma Hotel Adjusted EBITDA margin(1)	(21.1)%	14.1%	20.6%	10.9%

	Three Months Ended				Full Year
(unaudited)	March 31,	June 30,	September 30,	December 31,	December 31,
	2020	2020	2020	2020	2020
Pro-forma RevPAR	$134.61	$7.87	$26.26	$27.70	$48.99
Pro-forma Occupancy	61.5%	6.1%	19.1%	20.5%	26.8%
Pro-forma ADR	$218.83	$128.29	$137.06	$134.83	$182.80

Pro-forma Hotel Revenues (in millions)	$553	$37	$92	$106	$788
Pro-forma Hotel Adjusted EBITDA (in millions)	$83	$(104)	$(72)	$(51)	$(144)
Pro-forma Hotel Adjusted EBITDA margin(1)	15.1%	(279.3)%	(79.1)%	(48.1)%	(18.2)%

	Three Months Ended				Full Year
(unaudited)	March 31,	June 30,	September 30,	December 31,	December 31,
	2019	2019	2019	2019	2019
Pro-forma RevPAR	$173.32	$190.96	$186.33	$176.57	$181.82
Pro-forma Occupancy	77.3%	85.6%	84.3%	80.6%	82.0%
Pro-forma ADR	$224.27	$223.09	$220.95	$219.15	$221.83

Pro-forma Hotel Revenues (in millions)	$695	$764	$724	$741	$2,924
Pro-forma Hotel Adjusted EBITDA (in millions)	$195	$238	$208	$216	$857
Pro-forma Hotel Adjusted EBITDA margin(1)	28.0%	31.2%	28.7%	29.1%	29.3%

__________________________________________________________________________________ (1) Percentages are calculated based on unrounded numbers.

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Supplementary Financial Information (continued)

Historical Pro-forma Hotel Adjusted EBITDA – YTD Q3 2021

The financial information below is for the 48 consolidated hotels owned as of November 3, 2021.

	Three Months Ended			Nine Months Ended
(unaudited, in millions)	March 31,	June 30,	September 30,	September 30,
	2021	2021	2021	2021
Net loss	$(191)	$(114)	$(82)	$(387)
Depreciation and amortization expense	74	71	68	213
Interest expense	63	66	66	195
Income tax expense (benefit)	1	—	(3)	(2)
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	1	4	3	8
EBITDA	(52)	27	52	27
(Gain) loss on sales of assets, net	—	(6)	11	5
Share-based compensation expense	6	4	5	15
Impairment and casualty loss, net	—	5	2	7
Other items	(3)	3	7	7
Adjusted EBITDA	(49)	33	77	61
Less: Adjusted EBITDA from hotels disposed of	4	1	(1)	4
Pro-forma Adjusted EBITDA	(45)	34	76	65
Less: Adjusted EBITDA from investments in affiliates	2	(2)	(4)	(4)
Add: All other(1)	11	11	11	33
Pro-forma Hotel Adjusted EBITDA	$(32)	$43	$83	$94

(1)         Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the consolidated statements of operations.

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Supplementary Financial Information (continued)

Historical Pro-forma Hotel Adjusted EBITDA – Full Year 2020

The financial information below is for the 48 consolidated hotels owned as of November 3, 2021.

	Three Months Ended				Full Year
(unaudited, in millions)	March 31,	June 30,	September 30,	December 31,	December 31,
	2020	2020	2020	2020	2020
Net loss	$(689)	$(261)	$(276)	$(218)	$(1,444)
Depreciation and amortization expense	75	75	75	73	298
Interest income	(1)	(1)	—	—	(2)
Interest expense	40	50	59	64	213
Income tax expense (benefit)	10	3	1	(20)	(6)
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	5	4	2	5	16
EBITDA	(560)	(130)	(139)	(96)	(925)
(Gain) loss on sales of assets, net	(62)	(1)	1	—	(62)
Gain on sale of investments in affiliates(1)	—	(1)	—	—	(1)
Acquisition costs	1	—	9	—	10
Severance expense	2	—	24	7	33
Share-based compensation expense	2	4	4	10	20
Impairment and casualty loss, net	694	—	2	—	696
Other items	5	6	10	14	35
Adjusted EBITDA	82	(122)	(89)	(65)	(194)
Less: Adjusted EBITDA from hotels disposed of	(8)	4	4	3	3
Pro-forma Adjusted EBITDA	74	(118)	(85)	(62)	(191)
Less: Adjusted EBITDA from investments in affiliates	(4)	4	2	1	3
Add: All other(2)	13	10	11	10	44
Pro-forma Hotel Adjusted EBITDA	$83	$(104)	$(72)	$(51)	$(144)

______________________________________________________________________________________

(1)         Included in other loss, net in the consolidated statements of operations.

(2)         Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the consolidated statements of operations.

13 |

Supplementary Financial Information (continued)

Historical Pro-forma Hotel Adjusted EBITDA – Full Year 2019

The financial information below is for the 48 consolidated hotels owned as of November 3, 2021.

	Three Months Ended				Full Year
(unaudited, in millions)	March 31,	June 30,	September 30,	December 31,	December 31,
	2019	2019	2019	2019	2019
Net income	$97	$84	$9	$126	$316
Depreciation and amortization expense	62	61	61	80	264
Interest income	(1)	(2)	(2)	(1)	(6)
Interest expense	32	33	33	42	140
Income tax expense	7	5	—	23	35
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	5	7	7	4	23
EBITDA	202	188	108	274	772
(Gain) loss on sales of assets, net	(31)	12	(1)	1	(19)
Gain on sale of investments in affiliates(1)	—	—	—	(44)	(44)
Acquisition costs	—	6	59	5	70
Severance expense	1	1	—	—	2
Share-based compensation expense	4	4	4	4	16
Casualty loss (gain) and impairment loss, net	—	—	8	(26)	(18)
Other items	—	(4)	2	9	7
Adjusted EBITDA	176	207	180	223	786
Add: Adjusted EBITDA from hotels acquired	37	53	39	—	129
Less: Adjusted EBITDA from hotels disposed of	(23)	(24)	(14)	(13)	(74)
Less: Adjusted EBITDA from investments in affiliates disposed of	—	(1)	(1)	—	(2)
Pro-forma Adjusted EBITDA	190	235	204	210	839
Less: Adjusted EBITDA from investments in affiliates	(10)	(11)	(8)	(6)	(35)
Add: All other(2)	15	14	12	12	53
Pro-forma Hotel Adjusted EBITDA	$195	$238	$208	$216	$857

______________________________________________________________________________________

(1)         Included in other loss, net in the consolidated statements of operations.

(2)         Includes other revenues and other expenses, non-income taxes on TRS leases included in other property-level expenses and corporate general and administrative expenses in the consolidated statements of operations.

14 |

Supplementary Financial Information (continued)

Historical Pro-forma Hotel Revenues – 2021, 2020 and 2019

The financial information below is for the 48 consolidated hotels owned as of November 3, 2021.

	Three Months Ended			Nine Months Ended
(unaudited, in millions)	March 31,	June 30,	September 30,	September 30,
	2021	2021	2021	2021
Total Revenues	$165	$323	$423	$911
Less: Other revenue	(8)	(12)	(15)	(35)
Less: Revenues from hotels disposed of	(4)	(9)	(4)	(17)
Pro-forma Hotel Revenues	$153	$302	$404	$859

(unaudited, in millions)	Three Months Ended				Full Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2020	2020	2020	2020	2020
Total Revenues	$599	$42	$98	$113	$852
Less: Other revenue	(19)	(3)	(3)	(4)	(29)
Less: Revenues from hotels disposed of	(27)	(2)	(3)	(3)	(35)
Pro-forma Hotel Revenues	$553	$37	$92	$106	$788

	Three Months Ended				Full Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2019	2019	2019	2019	2019
Total Revenues	$659	$703	$672	$810	$2,844
Less: Other revenue	(18)	(19)	(22)	(18)	(77)
Add: Revenues from hotels acquired	130	151	125	—	406
Less: Revenues from hotels disposed of	(76)	(71)	(51)	(51)	(249)
Pro-forma Hotel Revenues	$695	$764	$724	$741	$2,924

15 |

Supplementary Financial Information (continued)

General and Administrative Expenses

(unaudited, in millions)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
Corporate general and administrative expenses	$14	$13	$48	$42
Less:
Share-based compensation expense	5	4	15	10
Severance expense	—	—	—	2
Other items	1	—	3	3
G&A, excluding expenses not included in Adjusted EBITDA or Adjusted FFO	$8	$9	$30	$27

16 |

Supplementary Financial Information (continued)

Net Debt and Net Debt to Pro-forma Adjusted EBITDA Ratio

(unaudited, in millions)
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Debt	$4,670	$5,100	$5,121	$5,121
Add: unamortized deferred financing costs and discount	41	47	37	38
Less: unamortized premium	(3)	(3)	(3)	(3)
Long-term debt, including current maturities and excluding unamortized deferred financing cost, premiums and discounts	4,708	5,144	5,155	5,156
Add: Park's share of unconsolidated affiliates debt, excluding unamortized deferred financing costs	225	225	225	225
Less: cash and cash equivalents	(772)	(909)	(868)	(951)
Less: restricted cash	(70)	(35)	(32)	(30)
Net debt	$4,091	$4,425	$4,480	$4,400
2019 Pro-forma Adjusted EBITDA(1)	$839	$839	$839	$839
Net debt to Pro-forma Adjusted EBITDA ratio	4.88x	5.27x	5.34x	5.24x

(1) See slide 14 for Pro-forma Adjusted EBITDA at December 31, 2019.

17 |

Portfolio and Operating Metrics

Hilton Santa Barbara Beachfront Resort Hilton New Orleans Riverside Waldorf Astoria Orlando

18 |

Portfolio and Operating Metrics

Hotel Portfolio as of November 3, 2021

Barbara Beachfront Resort Hilton New Orleans Riverside Waldorf Astoria Orlando

Hotel Name	Total Rooms	Operating Status	Reopening Date(1)	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt (in millions)
Consolidated Portfolio

Hilton Hawaiian Village Waikiki Beach Resort	2,860	Open	12/15/2020	Hawaii	150,000	Fee Simple	100%	$1,275
Hilton San Francisco Union Square	1,921	Open	5/24/2021	San Francisco	130,000	Fee Simple	100%	$725	(2)
New York Hilton Midtown	1,878	Open	10/4/2021	New York	151,000	Fee Simple	100%	—
Hilton New Orleans Riverside	1,622	Open	7/9/2020	New Orleans	130,000	Fee Simple	100%	—
Hilton Chicago	1,544	Open	6/10/2021	Chicago	234,000	Fee Simple	100%	—
Parc 55 San Francisco - a Hilton Hotel	1,024	Suspended	Q4 2021	San Francisco	30,000	Fee Simple	100%	—	(2)
Signia by Hilton Orlando Bonnet Creek	1,009	Open	7/1/2020	Orlando	157,000	Fee Simple	100%	—
DoubleTree Hotel Seattle Airport	850	Open	3/21/2021	Seattle	34,000	Leasehold	100%	—
Hilton Orlando Lake Buena Vista	814	Open	11/2/2020	Orlando	78,000	Leasehold	100%	—
Caribe Hilton	652	Open	10/8/2020	Other U.S.	65,000	Fee Simple	100%	—
Hilton Waikoloa Village	647	Open	11/13/2020	Hawaii	235,000	Fee Simple	100%	—
DoubleTree Hotel Washington DC – Crystal City	627	Open		Washington, D.C.	31,000	Fee Simple	100%	—
Hilton Denver City Center	613	Open	7/1/2020	Denver	50,000	Fee Simple	100%	$58
Hilton Boston Logan Airport	604	Open		Boston	30,000	Leasehold	100%	—
W Chicago - Lakeshore	520	Open		Chicago	21,000	Fee Simple	100%	—
Hilton Miami Airport	508	Open	6/4/2020	Miami	32,000	Fee Simple	100%	—
DoubleTree Hotel San Jose	505	Open		Other U.S.	48,000	Fee Simple	100%	—
Hyatt Regency Boston	502	Open	6/21/2020	Boston	30,000	Fee Simple	100%	$136
Waldorf Astoria Orlando	502	Open	7/1/2020	Orlando	33,000	Fee Simple	100%	—
Hilton Salt Lake City Center	499	Open		Other U.S.	24,000	Leasehold	100%	—
DoubleTree Hotel Ontario Airport	482	Open		Southern California	27,000	Fee Simple	67%	$30
Hilton McLean Tysons Corner	458	Open		Washington, D.C.	27,000	Fee Simple	100%	—
Hyatt Regency Mission Bay Spa and Marina	438	Open	6/25/2020	Southern California	24,000	Leasehold	100%	—
Boston Marriott Newton	430	Open		Boston	34,000	Fee Simple	100%	—
W Chicago - City Center	403	Open	5/13/2021	Chicago	13,000	Fee Simple	100%	$75
Hilton Seattle Airport & Conference Center	396	Open		Seattle	40,000	Leasehold	100%	—
Royal Palm South Beach Miami, a Tribute Portfolio Resort	393	Open	6/1/2020	Miami	11,000	Fee Simple	100%	—
DoubleTree Hotel Spokane City Center	375	Open		Other U.S.	21,000	Fee Simple	10%	$14
Hilton Santa Barbara Beachfront Resort	360	Open		Southern California	40,000	Fee Simple	50%	$165
Hilton Oakland Airport	360	Open		Other U.S.	16,000	Leasehold	100%	—
JW Marriott San Francisco Union Square	344	Open		San Francisco	12,000	Leasehold	100%	—
Hyatt Centric Fisherman's Wharf	316	Open		San Francisco	19,000	Fee Simple	100%	—
Hilton Short Hills	314	Suspended	Q1 2022	Other U.S.	14,000	Fee Simple	100%	—
Casa Marina, A Waldorf Astoria Resort	311	Open	6/1/2020	Key West	23,000	Fee Simple	100%	—
DoubleTree Hotel San Diego – Mission Valley	300	Open	9/14/2020	Southern California	24,000	Leasehold	100%	—

(1) For hotels that are suspended as of November 3, 2021, the current projected reopening dates are estimated.

(2) Single $725 million CMBS loan secured by Hilton San Francisco Union Square and Parc 55 San Francisco – a Hilton Hotel.

19 |

Portfolio and Operating Metrics (continued)

Hotel Portfolio as of November 3, 2021

Hotel Name	Total Rooms	Operating Status	Reopening Date(1)	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt(2) (in millions)
Consolidated Portfolio (continued)

Embassy Suites Kansas City Plaza	266	Open	7/16/2020	Other U.S.	11,000	Leasehold	100%	—
Embassy Suites Austin Downtown South Congress	262	Open	7/1/2020	Other U.S.	2,000	Leasehold	100%	—
DoubleTree Hotel Sonoma Wine Country	245	Open	6/4/2020	Other U.S.	50,000	Leasehold	100%	—
Juniper Hotel Cupertino, Curio Collection	224	Open	7/9/2020	Other U.S.	5,000	Fee Simple	100%	—
Hilton Chicago/Oak Brook Suites	211	Open		Chicago	3,000	Fee Simple	100%	—
Homewood Suites by Hilton Seattle Convention Center Pike Street	195	Open		Seattle	1,000	Fee Simple	100%	—
Hilton Checkers Los Angeles	193	Open	7/20/2020	Southern California	3,000	Fee Simple	100%	$27
Embassy Suites Phoenix Airport	182	Open	6/12/2020	Other U.S.	5,000	Leasehold	100%	—
Hilton Garden Inn LAX/El Segundo	162	Open	7/1/2020	Southern California	3,000	Fee Simple	100%	—
DoubleTree Hotel Durango	159	Open	6/1/2020	Other U.S.	6,000	Leasehold	100%	—
The Reach Key West, Curio Collection	150	Open	6/1/2020	Key West	22,000	Fee Simple	100%	—
Hampton Inn & Suites Memphis – Shady Grove	131	Open		Other U.S.	1,000	Fee Simple	100%	—
Hilton Garden Inn Chicago/Oak Brook Terrace	128	Open	6/1/2021	Chicago	2,000	Fee Simple	100%	—
Total Consolidated Portfolio (48 Hotels)	27,889				2,152,000			$2,505

Unconsolidated Joint Venture Portfolio

Hilton Orlando	1,424	Open		Orlando	236,000	Fee Simple	20%	$95
Hilton San Diego Bayfront	1,190	Open	8/15/2020	Southern California	165,000	Leasehold	25%	$55
Capital Hilton	550	Open	8/20/2020	Washington, D.C.	30,000	Fee Simple	25%	$25
Hilton La Jolla Torrey Pines	394	Open		Southern California	41,000	Leasehold	25%	$24
Embassy Suites Alexandria Old Town	288	Open	7/1/2020	Washington, D.C.	7,000	Fee Simple	50%	$26
DoubleTree Hotel Las Vegas Airport	190	Open		Other U.S.	3,000	Fee Simple	50%	—
Total Unconsolidated Joint Venture Portfolio(3)	4,036				482,000			$225

TOTAL PARK HOTELS & RESORTS PORTFOLIO (54 Hotels)	31,925				2,634,000			$2,730

(1) For hotels that are suspended as of November 3, 2021, the current projected reopening dates are estimated.

(2) Debt related to unconsolidated joint ventures is presented on a pro-rata basis.

(3) The ground lease for the Embassy Suites Secaucus Meadowlands expired on October 31, 2021 and the property was turned over to the ground lessor on that date.

20 |

Portfolio and Operating Metrics (continued)

Pro-forma Hotels by Market: Q3 2021 vs. Q3 2020

(unaudited)			Pro-forma ADR			Pro-forma Occupancy				Pro-forma RevPAR			Pro-forma Total RevPAR
	Hotels	Rooms	3Q21	3Q20	Change(1)	3Q21	3Q20	Change		3Q21	3Q20	Change(1)	3Q21	3Q20	Change(1)
Hawaii	2	3,507	$282.63	$—	100.0%	75.8%	—%	75.8%	pts	$214.27	$—	100.0%	$363.18	$5.27	6,790.6%
San Francisco	4	3,605	181.44	176.31	2.9	29.1	5.1	24.0		52.79	9.03	484.7	71.88	13.20	444.4
Orlando	3	2,325	185.53	146.89	26.3	49.0	21.5	27.5		90.92	31.61	187.6	188.81	50.18	276.3
New Orleans	1	1,622	137.86	63.60	116.8	50.1	42.5	7.6		69.00	26.99	155.7	108.98	35.08	210.6
Boston	3	1,536	194.67	132.59	46.8	69.3	33.9	35.4		134.83	44.93	200.1	170.24	50.74	235.5
New York	1	1,878	—	—	—	—	—	—		—	—	—	1.64	2.81	(41.7)
Southern California	6	1,935	248.70	200.85	23.8	73.5	38.3	35.2		182.69	76.79	137.9	253.23	107.27	136.1
Chicago	5	2,806	188.98	133.44	41.6	39.4	6.8	32.6		74.36	9.07	719.6	100.58	10.99	815.4
Key West	2	461	459.51	269.62	70.4	68.7	57.2	11.5		315.90	154.39	104.6	442.78	237.76	86.2
Denver	1	613	176.44	103.87	69.9	67.5	30.5	37.0		119.04	31.65	276.1	161.97	35.89	351.3
Miami	2	901	174.16	111.09	56.8	66.5	28.4	38.1		115.87	31.53	267.4	159.26	47.56	234.8
Washington, D.C.	2	1,085	125.86	114.32	10.1	43.3	21.4	21.9		54.48	24.47	122.6	75.62	29.95	152.5
Seattle	3	1,441	152.57	117.31	30.1	61.0	24.1	36.9		93.05	28.25	229.4	119.16	33.98	250.6
Other	13	4,174	164.11	125.08	31.2	57.1	29.5	27.6		93.72	36.96	153.6	121.52	42.68	184.7
All Markets	48	27,889	$205.56	$137.06	50.0%	51.3%	19.1%	32.2%	pts	$105.48	$26.26	301.6%	$157.52	$35.69	341.4%

(1) Calculated based on unrounded numbers.

21 |

Portfolio and Operating Metrics (continued)

Pro-forma Hotels by Market: Q3 2021 vs. Q3 2020

(unaudited, dollars in millions)			Pro-forma Hotel Adjusted EBITDA			Pro-forma Hotel Revenue			Pro-forma Hotel Adjusted EBITDA Margin
	Hotels	Rooms	3Q21	3Q20	Change(1)	3Q21	3Q20	Change(2)	3Q21	3Q20	Change(1)
Hawaii	2	3,507	$46	$(16)	NM	$117	$2	6,790.6%	39.4%	(930.4)%	NM
San Francisco	4	3,605	(9)	(15)	NM	24	4	444.4	(39.7)	(334.8)	NM
Orlando	3	2,325	9	(4)	NM	40	11	276.3	22.9	(39.4)	NM
New Orleans	1	1,622	4	(1)	NM	16	5	210.6	23.2	(18.4)	NM
Boston	3	1,536	7	(2)	NM	24	7	235.5	27.7	(31.8)	NM
New York	1	1,878	(14)	(17)	NM	—	—	—	(4,872.1)	(3,456.8)	NM
Southern California	6	1,935	17	3	NM	45	19	136.1	37.4	17.5	NM
Chicago	5	2,806	2	(9)	NM	26	3	815.4	8.4	(305.1)	NM
Key West	2	461	6	2	NM	19	10	86.2	33.7	15.4	NM
Denver	1	613	4	(1)	NM	9	2	351.3	42.9	(33.7)	NM
Miami	2	901	3	(1)	NM	13	4	234.8	23.7	(26.3)	NM
Washington, D.C.	2	1,085	—	(2)	NM	8	3	152.5	(5.8)	(65.0)	NM
Seattle	3	1,441	2	(3)	NM	16	5	250.6	14.0	(57.3)	NM
Other	13	4,174	6	(6)	NM	47	17	184.7	14.3	(47.1)	NM
All Markets	48	27,889	$83	$(72)	NM	$404	$92	341.4%	20.6%	(79.1)%	NM

(1) Percentage change is not meaningful.
(2) Calculated based on unrounded numbers.

22 |

Portfolio and Operating Metrics (continued)

Pro-forma Hotels by Market: YTD Q3 2021 vs. YTD Q3 2020

(unaudited)			Pro-forma ADR			Pro-forma Occupancy				Pro-forma RevPAR			Pro-forma Total RevPAR
	Hotels	Rooms	2021	2020	Change(1)	2021	2020	Change		2021	2020	Change(1)	2021	2020	Change(1)
Hawaii	2	3,507	$252.90	$260.34	(2.9)%	55.3%	25.8%	29.5%	pts	$139.91	$67.12	108.4%	$242.40	$122.06	98.6%
San Francisco	4	3,605	174.19	292.47	(40.4)	15.9	23.0	(7.1)		27.65	67.20	(58.9)	37.04	96.12	(61.5)
Orlando	3	2,325	186.41	219.00	(14.9)	41.3	28.5	12.8		77.01	62.47	23.3	156.80	130.11	20.5
New Orleans	1	1,622	99.81	146.23	(31.7)	51.1	32.2	18.9		51.02	47.12	8.3	79.97	81.72	(2.1)
Boston	3	1,536	166.05	150.54	10.3	47.0	36.0	11.0		78.08	54.25	43.9	98.95	72.55	36.4
New York	1	1,878	—	206.31	(100.0)	—	20.3	(20.3)		—	41.88	(100.0)	2.01	78.92	(97.5)
Southern California	6	1,935	210.11	180.80	16.2	59.5	39.1	20.4		124.95	70.71	76.7	171.53	107.60	59.4
Chicago	5	2,806	171.60	139.57	22.9	20.3	16.2	4.1		34.81	22.63	53.8	46.06	37.34	23.4
Key West	2	461	494.18	379.26	30.3	81.8	49.2	32.6		404.11	186.35	116.9	571.61	277.72	105.8
Denver	1	613	144.11	138.47	4.1	47.3	30.5	16.8		68.23	42.32	61.2	89.04	61.29	45.3
Miami	2	901	184.78	198.82	(7.1)	68.1	37.7	30.4		125.85	74.99	67.8	173.42	103.94	66.9
Washington, D.C.	2	1,085	119.03	134.99	(11.8)	39.3	31.8	7.5		46.76	42.95	8.9	59.87	61.09	(2.0)
Seattle	3	1,441	129.53	123.74	4.7	46.5	34.9	11.6		60.24	43.25	39.3	77.70	60.23	29.0
Other	13	4,174	149.81	154.88	(3.3)	49.6	33.4	16.2		74.26	51.68	43.7	96.16	70.71	36.0
All Markets	48	27,889	$187.71	$194.25	(3.4)%	40.1%	28.9%	11.2%	pts	$75.32	$56.14	34.2%	$112.86	$89.27	26.4%

(1) Calculated based on unrounded numbers.

23 |

Portfolio and Operating Metrics (continued)

Pro-forma Hotels by Market: YTD Q3 2021 vs. YTD Q3 2020

(unaudited, dollars in millions)			Pro-forma Hotel Adjusted EBITDA			Pro-forma Hotel Revenue			Pro-forma Hotel Adjusted EBITDA Margin
	Hotels	Rooms	2021	2020	Change(1)	2021	2020	Change(2)	2021	2020	Change(1)
Hawaii	2	3,507	$74	$3	NM	$232	$117	97.9%	31.7%	2.2%	NM
San Francisco	4	3,605	(38)	(15)	NM	36	95	(61.6)	(104.6)	(15.5)	NM
Orlando	3	2,325	20	10	NM	100	83	20.1	19.8	12.0	NM
New Orleans	1	1,622	5	5	NM	35	36	(2.5)	13.2	13.5	NM
Boston	3	1,536	2	(6)	NM	41	31	35.9	5.0	(20.3)	NM
New York	1	1,878	(34)	(47)	NM	1	41	(97.5)	(3,307.6)	(115.7)	NM
Southern California	6	1,935	27	5	NM	91	57	58.8	29.3	8.2	NM
Chicago	5	2,806	(13)	(30)	NM	35	29	22.9	(36.6)	(105.4)	NM
Key West	2	461	32	8	NM	72	35	105.1	44.8	23.2	NM
Denver	1	613	3	(1)	NM	15	10	44.7	22.5	(8.4)	NM
Miami	2	901	13	5	NM	43	26	66.2	31.1	18.5	NM
Washington, D.C.	2	1,085	(1)	(6)	NM	18	18	(2.4)	(8.3)	(30.7)	NM
Seattle	3	1,441	(1)	(6)	NM	31	24	28.5	(1.8)	(23.2)	NM
Other	13	4,174	5	(18)	NM	109	80	35.5	4.9	(21.9)	NM
All Markets	48	27,889	$94	$(93)	NM	$859	$682	26.0%	10.9%	(13.6)%	NM

(1) Percentage change is not meaningful.
(2) Calculated based on unrounded numbers.

24 |

Portfolio and Operating Metrics (continued)

Pro-forma Core Hotels: Q3 2021 vs. Q3 2020

	(unaudited)	Pro-forma ADR			Pro-forma Occupancy				Pro-forma RevPAR			Pro-forma Total RevPAR
		3Q21	3Q20	Change(1)	3Q21	3Q20	Change		3Q21	3Q20	Change(1)	3Q21	3Q20	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$274.08	$—	100.0%	75.7%	—%	75.7%	pts	$207.38	$—	100.0%	$326.61	$1.95	16,670.9%
2	Hilton Waikoloa Village	320.05	—	100.0	76.5	—	76.5		244.71	—	100.0	524.84	19.96	2,529.4
3	Hilton San Francisco Union Square	170.01	—	100.0	28.8	—	28.8		49.01	—	100.0	68.78	5.04	1,264.1
4	Parc 55 San Francisco - a Hilton Hotel	—	—	—	—	—	—		—	—	—	2.82	1.56	81.2
5	JW Marriott San Francisco Union Square	216.47	162.57	33.2	66.6	28.9	37.7		144.26	47.02	206.8	179.94	53.64	235.5
6	Hyatt Centric Fisherman's Wharf	175.03	161.32	8.5	84.1	26.9	57.2		147.27	43.43	239.1	196.82	56.55	248.0
7	Signia by Hilton Orlando Bonnet Creek	164.66	136.01	21.1	54.8	14.0	40.8		90.21	19.00	374.8	217.31	46.29	369.5
8	Waldorf Astoria Orlando	303.60	151.23	100.8	47.1	71.6	(24.5)		143.01	108.28	32.1	278.05	138.95	100.1
9	Hilton Orlando Lake Buena Vista	138.74	—	100.0	43.0	—	43.0		59.67	—	100.0	98.45	0.25	100.0
10	Hilton New Orleans Riverside	137.86	63.60	116.8	50.1	42.5	7.6		69.00	26.99	155.7	108.98	35.08	210.6
11	Hyatt Regency Boston	208.43	118.88	75.3	73.0	43.8	29.2		152.13	52.01	192.5	191.76	55.43	246.0
12	Hilton Boston Logan Airport	198.15	148.74	33.2	82.0	38.0	44.0		162.43	56.43	187.9	202.32	66.17	205.8
13	Boston Marriott Newton	161.22	122.97	31.1	47.1	16.7	30.4		75.88	20.51	269.9	100.06	23.60	324.0
14	New York Hilton Midtown	—	—	—	—	—	—		—	—	—	1.64	2.81	100.0
15	Hilton Santa Barbara Beachfront Resort	448.31	329.24	36.2	82.6	63.4	19.2		370.13	208.53	77.5	493.54	267.91	84.2
16	Hyatt Regency Mission Bay Spa and Marina	294.30	211.83	38.9	66.5	34.4	32.1		195.62	72.73	169.0	319.80	132.00	142.3
17	Hilton Checkers Los Angeles	186.61	143.08	30.4	50.0	16.3	33.7		93.36	23.42	298.5	109.10	27.21	300.9
18	Hilton Chicago	201.23	—	100.0	31.1	—	31.1		62.50	—	100.0	96.66	0.50	19,160.6
19	W Chicago - City Center	212.92	—	100.0	44.9	—	44.9		95.64	—	100.0	110.34	—	100.0
20	W Chicago - Lakeshore	198.25	148.09	33.9	51.2	24.8	26.4		101.53	36.82	175.8	124.04	41.86	196.3
21	Casa Marina, A Waldorf Astoria Resort	473.52	287.48	64.7	66.5	55.6	10.9		314.76	159.73	97.1	436.97	242.39	80.3
22	The Reach Key West, Curio Collection	433.22	235.76	83.8	73.5	60.8	12.7		318.26	143.32	122.1	454.84	228.14	99.4
23	Hilton Denver City Center	176.44	103.87	69.9	67.5	30.5	37.0		119.04	31.65	276.1	161.97	35.89	351.3
24	Royal Palm South Beach Miami	208.03	122.96	69.2	69.6	34.4	35.2		144.83	42.29	242.5	200.17	66.82	199.6
25	DoubleTree Hotel Washington DC – Crystal City	123.88	118.56	4.5	39.7	20.4	19.3		49.21	24.26	102.8	64.79	29.55	119.3
26	DoubleTree Hotel San Jose	124.86	137.70	(9.3)	56.0	33.5	22.5		69.87	46.11	51.5	96.26	54.16	77.7
27	Juniper Hotel Cupertino, Curio Collection	125.04	103.65	20.6	54.8	33.2	21.6		68.48	34.40	99.1	83.19	36.67	126.9
	Sub-total Core Hotels	$225.55	$147.95	52.5%	48.1%	16.3%	31.8%	pts	$108.60	$24.17	349.3%	$168.64	$34.54	388.3%

	All Other Hotels	$159.30	$118.16	34.8%	60.5%	27.4%	33.1%	pts	$96.39	$32.34	198.1%	$125.18	$39.04	220.7%
	Total Consolidated Portfolio	$205.56	$137.06	50.0%	51.3%	19.1%	32.2%	pts	$105.48	$26.26	301.6%	$157.52	$35.69	341.4%

(1) Calculated based on unrounded numbers.

25 |

Portfolio and Operating Metrics (continued)

Pro-forma Core Hotels: Q3 2021 vs. Q3 2020

3

	(unaudited, dollars in millions)	Pro-forma Hotel Adjusted EBITDA			Pro-forma Hotel Revenue			Pro-forma Hotel Adjusted EBITDA Margin
		3Q21	3Q20	Change(1)	3Q21	3Q20	Change(2)	3Q21	3Q20	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$35	$(13)	NM	$86	$1	16,670.9%	40.5%	(2,605.1)%	NM
2	Hilton Waikoloa Village	11	(2)	NM	31	1	2,529.4	36.5	(208.1)	NM
3	Hilton San Francisco Union Square	(6)	(6)	NM	12	1	1,264.1	(49.6)	(669.8)	NM
4	Parc 55 San Francisco - a Hilton Hotel	(4)	(4)	NM	—	—	—	(1,426.8)	(2,784.2)	NM
5	JW Marriott San Francisco Union Square	(1)	(4)	NM	6	2	235.5	(15.1)	(228.4)	NM
6	Hyatt Centric Fisherman's Wharf	1	(1)	NM	6	2	248.0	21.2	(44.7)	NM
7	Signia by Hilton Orlando Bonnet Creek	6	(2)	NM	20	4	369.5	28.2	(49.3)	NM
8	Waldorf Astoria Orlando	3	1	NM	13	6	100.1	21.5	9.5	NM
9	Hilton Orlando Lake Buena Vista	1	(2)	NM	7	—	100.0	10.6	(14,249.7)	NM
10	Hilton New Orleans Riverside	4	(1)	NM	16	5	210.6	23.2	(18.4)	NM
11	Hyatt Regency Boston	3	(1)	NM	9	3	246.0	33.0	(34.2)	NM
12	Hilton Boston Logan Airport	3	(1)	NM	11	4	205.8	28.0	(17.9)	NM
13	Boston Marriott Newton	1	(1)	NM	4	1	324.0	14.8	(80.0)	NM
14	New York Hilton Midtown	(14)	(17)	NM	—	—	—	(4,872.1)	(3,456.8)	NM
15	Hilton Santa Barbara Beachfront Resort	10	4	NM	16	9	84.2	59.4	48.2	NM
16	Hyatt Regency Mission Bay Spa and Marina	4	—	NM	13	5	142.3	28.7	5.6	NM
17	Hilton Checkers Los Angeles	—	(1)	NM	2	—	300.9	0.1	(146.6)	NM
18	Hilton Chicago	1	(4)	NM	14	—	100.0	7.8	(6,641.5)	NM
19	W Chicago - City Center	—	(2)	NM	4	—	100.0	6.3	(27,255.0)	NM
20	W Chicago - Lakeshore	—	(2)	NM	6	2	196.3	6.0	(86.6)	NM
21	Casa Marina, A Waldorf Astoria Resort	4	1	NM	13	7	80.3	34.0	18.9	NM
22	The Reach Key West, Curio Collection	2	—	NM	6	3	99.4	33.1	7.8	NM
23	Hilton Denver City Center	4	(1)	NM	9	2	351.3	42.9	(33.7)	NM
24	Royal Palm South Beach Miami	2	—	NM	7	2	199.6	23.9	(15.8)	NM
25	DoubleTree Hotel Washington DC – Crystal City	—	(1)	NM	4	2	119.3	0.5	(44.5)	NM
26	DoubleTree Hotel San Jose	—	(1)	NM	4	3	77.7	(3.4)	(21.1)	NM
27	Juniper Hotel Cupertino, Curio Collection	—	—	NM	2	1	126.9	(9.4)	(65.9)	NM
	Sub-total Core Hotels	$70	$(61)	NM	$321	$66	388.3%	21.6%	(91.6)%	NM

	All Other Hotels	$13	$(11)	NM	$83	$26	220.7%	17.1%	(47.1)%	NM
	Total Consolidated Portfolio	$83	$(72)	NM	$404	$92	341.4%	20.6%	(79.1)%	NM

(1) Percentage change is not meaningful.

(2) Calculated based on unrounded numbers.

26 |

Portfolio and Operating Metrics (continued)

Pro-forma Core Hotels: YTD Q3 2021 vs. YTD Q3 2020

	(unaudited)	Pro-forma ADR			Pro-forma Occupancy				Pro-forma RevPAR			Pro-forma Total RevPAR
		2021	2020	Change(1)	2021	2020	Change		2021	2020	Change(1)	2021	2020	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$249.54	$258.88	(3.6)%	53.1%	25.6%	27.5%	pts	$132.44	$66.21	100.0%	$209.43	$110.67	89.2%
2	Hilton Waikoloa Village	264.99	266.53	(0.6)	65.3	26.7	38.6		172.92	71.14	143.1	388.17	172.41	125.1
3	Hilton San Francisco Union Square	169.06	309.40	(45.4)	11.9	19.8	(7.9)		20.16	61.39	(67.2)	28.22	99.08	(71.5)
4	Parc 55 San Francisco - a Hilton Hotel	—	290.76	(100.0)	—	20.1	(20.1)		—	58.58	(100.0)	1.44	70.32	(97.9)
5	JW Marriott San Francisco Union Square	199.24	316.56	(37.1)	46.5	38.5	8.0		92.67	121.84	(23.9)	113.20	159.31	(28.9)
6	Hyatt Centric Fisherman's Wharf	158.75	206.77	(23.2)	58.0	34.3	23.7		92.03	70.95	29.7	123.13	92.91	32.5
7	Signia by Hilton Orlando Bonnet Creek	162.52	214.27	(24.2)	45.9	25.5	20.4		74.60	54.68	36.4	169.67	139.09	22.0
8	Waldorf Astoria Orlando	324.32	248.25	30.6	38.9	43.7	(4.8)		126.19	108.54	16.3	252.99	190.68	32.7
9	Hilton Orlando Lake Buena Vista	133.86	191.06	(29.9)	37.1	22.9	14.2		49.67	43.70	13.7	81.52	81.62	(0.1)
10	Hilton New Orleans Riverside	99.81	146.23	(31.7)	51.1	32.2	18.9		51.02	47.12	8.3	79.97	81.72	(2.1)
11	Hyatt Regency Boston	170.25	142.50	19.5	48.2	38.7	9.5		81.99	55.13	48.7	103.82	70.41	47.4
12	Hilton Boston Logan Airport	171.52	157.28	9.1	57.6	42.8	14.8		98.85	67.39	46.7	122.89	87.03	41.2
13	Boston Marriott Newton	144.02	148.70	(3.2)	30.8	23.4	7.4		44.35	34.76	27.6	59.64	54.71	9.0
14	New York Hilton Midtown	—	206.31	(100.0)	—	20.3	(20.3)		—	41.88	(100.0)	2.01	78.92	(97.5)
15	Hilton Santa Barbara Beachfront Resort	375.22	272.92	37.5	67.5	51.1	16.4		253.18	139.33	81.7	335.94	199.63	68.3
16	Hyatt Regency Mission Bay Spa and Marina	250.99	185.06	35.6	49.1	31.2	17.9		123.24	57.69	113.6	205.32	116.16	76.8
17	Hilton Checkers Los Angeles	162.85	213.16	(23.6)	37.3	27.3	10.0		60.74	58.16	4.4	70.67	67.77	4.3
18	Hilton Chicago	198.32	129.20	53.5	11.4	12.4	(1.0)		22.59	15.95	41.6	35.52	36.67	(3.1)
19	W Chicago - City Center	207.70	211.64	(1.9)	18.9	15.1	3.8		39.32	32.02	22.8	45.49	40.32	12.8
20	W Chicago - Lakeshore	178.07	143.69	23.9	35.4	22.7	12.7		63.06	32.65	93.1	76.16	39.69	91.9
21	Casa Marina, A Waldorf Astoria Resort	514.31	400.40	28.5	80.5	48.5	32.0		414.18	194.32	113.1	585.91	288.56	103.0
22	The Reach Key West, Curio Collection	454.33	337.07	34.8	84.3	50.3	34.0		383.22	169.84	125.6	541.95	255.23	112.3
23	Hilton Denver City Center	144.11	138.47	4.1	47.3	30.5	16.8		68.23	42.32	61.2	89.04	61.29	45.3
24	Royal Palm South Beach Miami	220.92	229.87	(3.9)	76.6	42.0	34.6		169.12	96.48	75.3	234.51	135.08	73.6
25	DoubleTree Hotel Washington DC – Crystal City	119.83	131.11	(8.6)	36.7	29.8	6.9		44.01	39.05	12.7	53.88	48.23	11.7
26	DoubleTree Hotel San Jose	119.18	174.74	(31.8)	40.7	38.4	2.3		48.49	67.11	(27.7)	65.89	94.98	(30.6)
27	Juniper Hotel Cupertino, Curio Collection	109.44	195.03	(43.9)	43.9	30.4	13.5		48.00	59.18	(18.9)	56.30	70.79	(20.5)
	Sub-total Core Hotels	$209.52	$217.64	(3.7)%	36.1%	27.1%	9.0%	pts	$75.64	$58.97	28.3%	$118.57	$96.91	22.3%

	All Other Hotels	$143.51	$140.27	2.3%	51.8%	34.2%	17.6%	pts	$74.38	$47.90	55.3%	$96.23	$67.05	43.5%
	Total Consolidated Portfolio	$187.71	$194.25	(3.4)%	40.1%	28.9%	11.2%	pts	$75.32	$56.14	34.2%	$112.86	$89.27	26.4%

(1) Calculated based on unrounded numbers.

27 |

Portfolio and Operating Metrics (continued)

Pro-forma Core Hotels: YTD Q3 2021 vs. YTD Q3 2020

	(unaudited, dollars in millions)	Pro-forma Hotel Adjusted EBITDA			Pro-forma Hotel Revenue			Pro-forma Hotel Adjusted EBITDA Margin
		2021	2020	Change(1)	2021	2020	Change(2)	2021	2020	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$52	$1	NM	$164	$87	88.5%	32.0%	1.7%	NM
2	Hilton Waikoloa Village	21	1	NM	69	31	124.3	31.0	3.7	NM
3	Hilton San Francisco Union Square	(22)	(4)	NM	15	52	(71.6)	(146.9)	(7.9)	NM
4	Parc 55 San Francisco - a Hilton Hotel	(12)	(6)	NM	—	20	(100.0)	(2,952.6)	(28.4)	NM
5	JW Marriott San Francisco Union Square	(5)	(4)	NM	11	15	(29.2)	(46.2)	(24.7)	NM
6	Hyatt Centric Fisherman's Wharf	—	(1)	NM	11	8	32.0	4.0	(15.5)	NM
7	Signia by Hilton Orlando Bonnet Creek	11	7	NM	47	38	21.5	22.9	17.9	NM
8	Waldorf Astoria Orlando	8	3	NM	35	26	32.2	23.3	12.9	NM
9	Hilton Orlando Lake Buena Vista	1	—	NM	18	18	(0.5)	5.0	(2.0)	NM
10	Hilton New Orleans Riverside	5	5	NM	35	36	(2.5)	13.2	13.5	NM
11	Hyatt Regency Boston	1	(3)	NM	14	10	46.9	7.2	(26.0)	NM
12	Hilton Boston Logan Airport	2	(2)	NM	20	14	40.7	8.3	(16.3)	NM
13	Boston Marriott Newton	(1)	(1)	NM	7	6	8.6	(8.9)	(20.6)	NM
14	New York Hilton Midtown	(34)	(47)	NM	1	41	(97.5)	(3,307.6)	(115.7)	NM
15	Hilton Santa Barbara Beachfront Resort	17	7	NM	33	20	67.7	52.9	35.2	NM
16	Hyatt Regency Mission Bay Spa and Marina	5	(1)	NM	25	14	76.1	19.7	(7.7)	NM
17	Hilton Checkers Los Angeles	(1)	(1)	NM	4	4	3.9	(28.0)	(22.6)	NM
18	Hilton Chicago	(8)	(17)	NM	15	16	(3.5)	(53.8)	(118.0)	NM
19	W Chicago - City Center	(2)	(4)	NM	5	4	12.4	(42.0)	(92.6)	NM
20	W Chicago - Lakeshore	(3)	(7)	NM	11	6	91.2	(25.8)	(116.3)	NM
21	Casa Marina, A Waldorf Astoria Resort	23	7	NM	50	25	102.3	46.0	26.8	NM
22	The Reach Key West, Curio Collection	9	2	NM	22	10	111.6	41.9	14.8	NM
23	Hilton Denver City Center	3	(1)	NM	15	10	44.7	22.5	(8.4)	NM
24	Royal Palm South Beach Miami	9	4	NM	25	15	73.0	34.2	26.9	NM
25	DoubleTree Hotel Washington DC – Crystal City	—	(3)	NM	9	8	11.3	2.9	(36.1)	NM
26	DoubleTree Hotel San Jose	(2)	—	NM	9	13	(30.9)	(23.8)	2.2	NM
27	Juniper Hotel Cupertino, Curio Collection	(1)	(1)	NM	3	4	(20.8)	(39.1)	(14.7)	NM
	Sub-total Core Hotels	$76	$(66)	NM	$673	$551	21.9%	11.5%	(12.1)%	NM

	All Other Hotels	$18	$(27)	NM	$186	$131	43.0%	8.8%	(20.0)%	NM
	Total Consolidated Portfolio	$94	$(93)	NM	$859	$682	26.0%	10.9%	(13.6)%	NM

(1) Percentage change is not meaningful.

(2) Calculated based on unrounded numbers.

28 |

Portfolio and Operating Metrics (continued)

Pro-forma Hotels by Market: Q3 2021 vs. Q3 2019

(unaudited)			Pro-forma ADR			Pro-forma Occupancy				Pro-forma RevPAR			Pro-forma Total RevPAR
	Hotels	Rooms	3Q21	3Q19	Change(1)	3Q21	3Q19	Change		3Q21	3Q19	Change(1)	3Q21	3Q19	Change(1)
Hawaii	2	3,507	$282.63	$274.08	3.1%	75.8%	92.6%	(16.8)%	pts	$214.27	$253.90	(15.6)%	$363.18	$431.34	(15.8)%
San Francisco	4	3,605	181.44	277.25	(34.6)	29.1	93.3	(64.2)		52.79	258.65	(79.6)	71.88	324.01	(77.8)
Orlando	3	2,325	185.53	161.62	14.8	49.0	67.0	(18.0)		90.92	108.29	(16.0)	188.81	222.66	(15.2)
New Orleans	1	1,622	137.86	167.90	(17.9)	50.1	67.0	(16.9)		69.00	112.37	(38.6)	108.98	198.52	(45.1)
Boston	3	1,536	194.67	251.34	(22.5)	69.3	90.0	(20.7)		134.83	226.01	(40.3)	170.24	286.64	(40.6)
New York	1	1,878	—	270.97	(100.0)	—	95.4	(95.4)		—	258.62	(100.0)	1.64	380.64	(99.6)
Southern California	6	1,935	248.70	204.47	21.6	73.5	90.9	(17.4)		182.69	185.68	(1.6)	253.23	273.01	(7.2)
Chicago	5	2,806	188.98	205.58	(8.1)	39.4	83.8	(44.4)		74.36	172.23	(56.8)	100.58	256.94	(60.9)
Key West	2	461	459.51	287.78	59.7	68.7	58.3	10.4		315.90	167.92	88.1	442.78	253.08	75.0
Denver	1	613	176.44	183.39	(3.8)	67.5	94.7	(27.2)		119.04	173.59	(31.4)	161.97	248.71	(34.9)
Miami	2	901	174.16	131.87	32.1	66.5	84.5	(18.0)		115.87	111.45	4.0	159.26	161.10	(1.1)
Washington, D.C.	2	1,085	125.86	163.52	(23.0)	43.3	74.7	(31.4)		54.48	122.13	(55.4)	75.62	174.64	(56.7)
Seattle	3	1,441	152.57	184.15	(17.1)	61.0	87.0	(26.0)		93.05	160.11	(41.9)	119.16	201.80	(41.0)
Other	13	4,174	164.11	179.04	(8.3)	57.1	78.4	(21.3)		93.72	140.29	(33.2)	121.52	205.26	(40.8)
All Markets	48	27,889	$205.56	$220.95	(7.0)%	51.3%	84.3%	(33.0)%	pts	$105.48	$186.33	(43.4)%	$157.52	$277.79	(43.3)%

(1) Calculated based on unrounded numbers.

29 |

Portfolio and Operating Metrics (continued)

Pro-forma Hotels by Market: Q3 2021 vs. Q3 2019

(unaudited, dollars in millions)			Pro-forma Hotel Adjusted EBITDA			Pro-forma Hotel Revenue			Pro-forma Hotel Adjusted EBITDA Margin
	Hotels	Rooms	3Q21	3Q19	Change(1)	3Q21	3Q19	Change(1)	3Q21	3Q19	Change
Hawaii	2	3,507	$46	$62	(25.7)%	$117	$158	(25.6)%	39.4%	39.4%	—	bps
San Francisco	4	3,605	(9)	31	(130.3)	24	107	(77.8)	(39.7)	29.1	(6,880)
Orlando	3	2,325	9	8	11.6	40	48	(15.2)	22.9	17.4	550
New Orleans	1	1,622	4	10	(62.3)	16	30	(45.1)	23.2	33.7	(1,050)
Boston	3	1,536	7	15	(54.5)	24	41	(40.6)	27.7	36.1	(840)
New York	1	1,878	(14)	9	(257.3)	—	66	(99.6)	(4,872.1)	13.4	(488,550)
Southern California	6	1,935	17	17	(2.3)	45	48	(7.2)	37.4	35.5	190
Chicago	5	2,806	2	17	(87.0)	26	66	(60.9)	8.4	25.4	(1,700)
Key West	2	461	6	2	313.0	19	11	75.0	33.7	14.3	1,940
Denver	1	613	4	5	(28.8)	9	14	(34.9)	42.9	39.2	370
Miami	2	901	3	2	27.9	13	13	(1.1)	23.7	18.3	540
Washington, D.C.	2	1,085	—	3	(114.9)	8	17	(56.7)	(5.8)	16.7	(2,250)
Seattle	3	1,441	2	8	(71.4)	16	27	(41.0)	14.0	28.9	(1,490)
Other	13	4,174	6	19	(64.4)	47	78	(40.8)	14.3	23.8	(950)
All Markets	48	27,889	$83	$208	(59.9)%	$404	$724	(44.2)%	20.6%	28.7%	(810)	bps

(1) Calculated based on unrounded numbers.

30 |

Portfolio and Operating Metrics (continued)

Pro-forma Hotels by Market: YTD Q3 2021 vs. YTD Q3 2019

(unaudited)			Pro-forma ADR			Pro-forma Occupancy				Pro-forma RevPAR			Pro-forma Total RevPAR
	Hotels	Rooms	2021	2019	Change(1)	2021	2019	Change		2021	2019	Change(1)	2021	2019	Change(1)
Hawaii	2	3,507	$252.90	$258.75	(2.3)%	55.3%	90.7%	(35.4)%	pts	$139.91	$234.70	(40.4)%	$242.40	$403.40	(39.9)%
San Francisco	4	3,605	174.19	289.68	(39.9)	15.9	91.3	(75.4)		27.65	264.35	(89.5)	37.04	342.16	(89.2)
Orlando	3	2,325	186.41	198.13	(5.9)	41.3	78.0	(36.7)		77.01	154.62	(50.2)	156.80	321.75	(51.3)
New Orleans	1	1,622	99.81	191.92	(48.0)	51.1	74.4	(23.3)		51.02	142.76	(64.3)	79.97	247.05	(67.6)
Boston	3	1,536	166.05	232.59	(28.6)	47.0	85.8	(38.8)		78.08	199.69	(60.9)	98.95	265.66	(62.8)
New York	1	1,878	—	264.74	(100.0)	—	89.7	(89.7)		—	237.56	(100.0)	2.01	386.01	(99.5)
Southern California	6	1,935	210.11	189.77	10.7	59.5	86.6	(27.1)		124.95	164.36	(24.0)	171.53	251.31	(31.7)
Chicago	5	2,806	171.60	193.90	(11.5)	20.3	74.9	(54.6)		34.81	145.24	(76.0)	46.06	223.04	(79.3)
Key West	2	461	494.18	383.11	29.0	81.8	77.8	4.0		404.11	298.13	35.5	571.61	443.48	28.9
Denver	1	613	144.11	178.48	(19.3)	47.3	86.1	(38.8)		68.23	153.67	(55.6)	89.04	229.12	(61.1)
Miami	2	901	184.78	177.47	4.1	68.1	88.6	(20.5)		125.85	157.19	(19.9)	173.42	222.06	(21.9)
Washington, D.C.	2	1,085	119.03	172.75	(31.1)	39.3	75.7	(36.4)		46.76	130.67	(64.2)	59.87	192.51	(68.9)
Seattle	3	1,441	129.53	163.47	(20.8)	46.5	81.5	(35.0)		60.24	133.16	(54.8)	77.70	177.98	(56.3)
Other	13	4,174	149.81	181.37	(17.4)	49.6	71.8	(22.2)		74.26	130.27	(43.0)	96.16	181.96	(47.2)
All Markets	48	27,889	$187.71	$222.72	(15.7)%	40.1%	82.4%	(42.3)%	pts	$75.32	$183.59	(59.0)%	$112.86	$282.12	(60.0)%

(1) Calculated based on unrounded numbers.

31 |

Portfolio and Operating Metrics (continued)

Pro-forma Hotels by Market: YTD Q3 2021 vs. YTD Q3 2019

(unaudited, dollars in millions)			Pro-forma Hotel Adjusted EBITDA			Pro-forma Hotel Revenue			Pro-forma Hotel Adjusted EBITDA Margin
	Hotels	Rooms	2021	2019	Change(1)	2021	2019	Change(1)	2021	2019	Change
Hawaii	2	3,507	$74	$164	(55.2)%	$232	$437	(46.9)%	31.7%	37.6%	(590)	bps
San Francisco	4	3,605	(38)	105	(136.4)	36	337	(89.2)	(104.6)	31.1	(13,570)
Orlando	3	2,325	20	66	(69.9)	100	204	(51.3)	19.8	32.1	(1,230)
New Orleans	1	1,622	5	43	(89.0)	35	109	(67.6)	13.2	39.0	(2,580)
Boston	3	1,536	2	37	(94.3)	41	111	(62.7)	5.0	33.1	(2,810)
New York	1	1,878	(34)	25	(237.8)	1	198	(99.5)	(3,307.6)	12.5	(332,010)
Southern California	6	1,935	27	42	(36.5)	91	133	(31.7)	29.3	31.5	(220)
Chicago	5	2,806	(13)	34	(137.4)	35	171	(79.3)	(36.6)	20.2	(5,680)
Key West	2	461	32	21	56.7	72	56	28.9	44.8	36.9	790
Denver	1	613	3	15	(78.0)	15	38	(61.1)	22.5	39.8	(1,730)
Miami	2	901	13	19	(30.0)	43	55	(21.9)	31.1	34.7	(360)
Washington, D.C.	2	1,085	(1)	12	(111.9)	18	57	(68.9)	(8.3)	21.6	(2,990)
Seattle	3	1,441	(1)	16	(103.4)	31	70	(56.3)	(1.8)	23.2	(2,500)
Other	13	4,174	5	42	(87.4)	109	207	(47.1)	4.9	20.6	(1,570)
All Markets	48	27,889	$94	$641	(85.4)%	$859	$2,183	(60.6)%	10.9%	29.4%	(1,850)	bps

(1) Calculated based on unrounded numbers.

32 |

Portfolio and Operating Metrics (continued)

Pro-forma Core Hotels: Q3 2021 vs. Q3 2019

	(unaudited)	Pro-forma ADR			Pro-forma Occupancy				Pro-forma RevPAR			Pro-forma Total RevPAR
		3Q21	3Q19	Change(1)	3Q21	3Q19	Change		3Q21	3Q19	Change(1)	3Q21	3Q19	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$274.08	$280.09	(2.1)%	75.7%	95.7%	(20.0)%	pts	$207.38	$267.85	(22.6)%	$326.61	$419.26	(22.1)%
2	Hilton Waikoloa Village	320.05	256.63	24.7	76.5	85.0	(8.5)		244.71	217.95	12.3	524.84	462.45	13.5
3	Hilton San Francisco Union Square	170.01	269.14	(36.8)	28.8	92.7	(63.9)		49.01	249.44	(80.4)	68.78	338.65	(79.7)
4	Parc 55 San Francisco - a Hilton Hotel	—	272.95	(100.0)	—	92.6	(92.6)		—	252.65	(100.0)	2.82	278.06	(99.0)
5	JW Marriott San Francisco Union Square	216.47	338.49	(36.0)	66.6	95.5	(28.9)		144.26	323.57	(55.4)	179.94	373.99	(51.9)
6	Hyatt Centric Fisherman's Wharf	175.03	271.91	(35.6)	84.1	96.8	(12.7)		147.27	263.38	(44.1)	196.82	329.54	(40.3)
7	Signia by Hilton Orlando Bonnet Creek	164.66	148.31	11.0	54.8	65.3	(10.5)		90.21	96.81	(6.8)	217.31	221.92	(2.1)
8	Waldorf Astoria Orlando	303.60	228.46	32.9	47.1	71.0	(23.9)		143.01	162.27	(11.9)	278.05	306.81	(9.4)
9	Hilton Orlando Lake Buena Vista	138.74	133.84	3.7	43.0	66.7	(23.7)		59.67	89.22	(33.1)	98.45	171.68	(42.7)
10	Hilton New Orleans Riverside	137.86	167.90	(17.9)	50.1	67.0	(16.9)		69.00	112.37	(38.6)	108.98	198.52	(45.1)
11	Hyatt Regency Boston	208.43	281.77	(26.0)	73.0	96.6	(23.6)		152.13	272.28	(44.1)	191.76	333.89	(42.6)
12	Hilton Boston Logan Airport	198.15	260.55	(24.0)	82.0	91.9	(9.9)		162.43	239.36	(32.1)	202.32	291.19	(30.5)
13	Boston Marriott Newton	161.22	193.11	(16.5)	47.1	79.4	(32.3)		75.88	153.25	(50.5)	100.06	225.09	(55.5)
14	New York Hilton Midtown	—	270.97	(100.0)	—	95.4	(95.4)		—	258.62	(100.0)	1.64	380.64	(99.6)
15	Hilton Santa Barbara Beachfront Resort	448.31	323.88	38.4	82.6	93.1	(10.5)		370.13	301.45	22.8	493.54	450.12	9.6
16	Hyatt Regency Mission Bay Spa and Marina	294.30	209.30	40.6	66.5	89.3	(22.8)		195.62	186.75	4.8	319.80	324.80	(1.5)
17	Hilton Checkers Los Angeles	186.61	217.56	(14.2)	50.0	90.2	(40.2)		93.36	196.28	(52.4)	109.10	227.01	(51.9)
18	Hilton Chicago	201.23	203.52	(1.1)	31.1	84.2	(53.1)		62.50	171.31	(63.5)	96.66	284.86	(66.1)
19	W Chicago - City Center	212.92	258.43	(17.6)	44.9	82.8	(37.9)		95.64	214.06	(55.3)	110.34	262.12	(57.9)
20	W Chicago - Lakeshore	198.25	228.39	(13.2)	51.2	82.9	(31.7)		101.53	189.31	(46.4)	124.04	258.29	(52.0)
21	Casa Marina, A Waldorf Astoria Resort	473.52	290.17	63.2	66.5	73.9	(7.4)		314.76	214.37	46.8	436.97	328.98	32.8
22	The Reach Key West, Curio Collection	433.22	273.76	58.2	73.5	26.2	47.3		318.26	71.61	344.4	454.84	95.70	375.3
23	Hilton Denver City Center	176.44	183.39	(3.8)	67.5	94.7	(27.2)		119.04	173.59	(31.4)	161.97	248.71	(34.9)
24	Royal Palm South Beach Miami	208.03	147.40	41.1	69.6	90.1	(20.5)		144.83	132.88	9.0	200.17	197.17	1.5
25	DoubleTree Hotel Washington DC – Crystal City	123.88	153.60	(19.3)	39.7	73.8	(34.1)		49.21	113.38	(56.6)	64.79	155.68	(58.4)
26	DoubleTree Hotel San Jose	124.86	220.54	(43.4)	56.0	84.5	(28.5)		69.87	186.37	(62.5)	96.26	257.96	(62.7)
27	Juniper Hotel Cupertino, Curio Collection	125.04	242.05	(48.3)	54.8	83.9	(29.1)		68.48	202.91	(66.2)	83.19	240.17	(65.4)
	Sub-total Core Hotels	$225.55	$239.26	(5.7)%	48.1%	85.3%	(37.2)%	pts	$108.60	$204.15	(46.8)%	$168.64	$307.84	(45.2)%

	All Other Hotels	$159.30	$163.85	(2.8)%	60.5%	81.4%	(20.9)%	pts	$96.39	$133.35	(27.7)%	$125.18	$188.42	(33.6)%
	Total Consolidated Portfolio	$205.56	$220.95	(7.0)%	51.3%	84.3%	(33.0)%	pts	$105.48	$186.33	(43.4)%	$157.52	$277.79	(43.3)%

(1) Calculated based on unrounded numbers.

33 |

Portfolio and Operating Metrics (continued)

Pro-forma Core Hotels: Q3 2021 vs. Q3 2019

	(unaudited, dollars in millions)	Pro-forma Hotel Adjusted EBITDA			Pro-forma Hotel Revenue			Pro-forma Hotel Adjusted EBITDA Margin
		3Q21	3Q19	Change(1)	3Q21	3Q19	Change(1)	3Q21	3Q19	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$35	$44	(21.4)%	$86	$110	(22.1)%	40.5%	40.1%	40	bps
2	Hilton Waikoloa Village	11	18	(36.2)	31	47	(33.8)	36.5	37.9	(140)
3	Hilton San Francisco Union Square	(6)	17	(134.9)	12	60	(79.7)	(49.6)	28.8	(7,840)
4	Parc 55 San Francisco - a Hilton Hotel	(4)	8	(147.5)	—	26	(99.0)	(1,426.8)	30.5	(145,730)
5	JW Marriott San Francisco Union Square	(1)	3	(130.9)	6	12	(51.9)	(15.1)	23.6	(3,870)
6	Hyatt Centric Fisherman's Wharf	1	3	(62.7)	6	10	(40.3)	21.2	33.9	(1,270)
7	Signia by Hilton Orlando Bonnet Creek	6	3	67.6	20	21	(2.1)	28.2	16.5	1,170
8	Waldorf Astoria Orlando	3	3	10.3	13	14	(9.4)	21.5	17.7	380
9	Hilton Orlando Lake Buena Vista	1	2	(67.1)	7	13	(42.7)	10.6	18.5	(790)
10	Hilton New Orleans Riverside	4	10	(62.3)	16	30	(45.1)	23.2	33.7	(1,050)
11	Hyatt Regency Boston	3	7	(56.4)	9	15	(42.6)	33.0	43.5	(1,050)
12	Hilton Boston Logan Airport	3	5	(40.4)	11	16	(30.5)	28.0	32.6	(460)
13	Boston Marriott Newton	1	3	(77.8)	4	9	(55.5)	14.8	29.7	(1,490)
14	New York Hilton Midtown	(14)	9	(257.3)	—	66	(99.6)	(4,872.1)	13.4	(488,550)
15	Hilton Santa Barbara Beachfront Resort	10	8	20.5	16	15	9.6	59.4	54.0	540
16	Hyatt Regency Mission Bay Spa and Marina	4	3	9.2	13	13	(1.5)	28.7	25.9	280
17	Hilton Checkers Los Angeles	—	1	(99.9)	2	4	(51.9)	0.1	31.9	(3,180)
18	Hilton Chicago	1	10	(88.7)	14	41	(66.1)	7.8	23.5	(1,570)
19	W Chicago - City Center	—	3	(90.2)	4	10	(57.9)	6.3	27.3	(2,100)
20	W Chicago - Lakeshore	—	4	(90.4)	6	12	(52.0)	6.0	29.9	(2,390)
21	Casa Marina, A Waldorf Astoria Resort	4	2	97.6	13	9	32.8	34.0	22.9	1,110
22	The Reach Key West, Curio Collection	2	(1)	434.9	6	1	375.3	33.1	(46.9)	8,000
23	Hilton Denver City Center	4	5	(28.8)	9	14	(34.9)	42.9	39.2	370
24	Royal Palm South Beach Miami	2	2	8.4	7	7	1.5	23.9	22.4	150
25	DoubleTree Hotel Washington DC – Crystal City	—	2	(99.0)	4	9	(58.4)	0.5	18.3	(1,780)
26	DoubleTree Hotel San Jose	—	4	(104.3)	4	12	(62.7)	(3.4)	29.6	(3,300)
27	Juniper Hotel Cupertino, Curio Collection	—	2	(109.4)	2	5	(65.4)	(9.4)	34.7	(4,410)
	Sub-total Core Hotels	$70	$180	(61.3)%	$321	$601	(46.4)%	21.6%	29.8%	(820)	bps

	All Other Hotels	$13	$28	(51.2)%	$83	$123	(33.6)%	17.1%	23.3%	(620)	bps
	Total Consolidated Portfolio	$83	$208	(59.9)%	$404	$724	(44.2)%	20.6%	28.7%	(810)	bps

(1) Calculated based on unrounded numbers.

34 |

Portfolio and Operating Metrics (continued)

Pro-forma Core Hotels: YTD Q3 2021 vs. YTD Q3 2019

	(unaudited)	Pro-forma ADR			Pro-forma Occupancy				Pro-forma RevPAR			Pro-forma Total RevPAR
		2021	2019	Change(1)	2021	2019	Change		2021	2019	Change(1)	2021	2019	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$249.54	$266.28	(6.3)%	53.1%	94.1%	(41.0)%	pts	$132.44	$250.41	(47.1)%	$209.43	$402.07	(47.9)%
2	Hilton Waikoloa Village	264.99	236.54	12.0	65.3	82.2	(16.9)		172.92	194.23	(11.0)	388.17	406.83	(4.6)
3	Hilton San Francisco Union Square	169.06	284.13	(40.5)	11.9	90.0	(78.1)		20.16	255.86	(92.1)	28.22	357.92	(92.1)
4	Parc 55 San Francisco - a Hilton Hotel	—	283.27	(100.0)	—	90.7	(90.7)		—	256.89	(100.0)	1.44	291.06	(99.5)
5	JW Marriott San Francisco Union Square	199.24	362.92	(45.1)	46.5	94.2	(47.7)		92.67	341.88	(72.9)	113.20	423.35	(73.3)
6	Hyatt Centric Fisherman's Wharf	158.75	263.04	(39.6)	58.0	97.3	(39.3)		92.03	255.80	(64.0)	123.13	323.56	(61.9)
7	Signia by Hilton Orlando Bonnet Creek	162.52	187.86	(13.5)	45.9	76.9	(31.0)		74.60	144.48	(48.4)	169.67	342.86	(50.5)
8	Waldorf Astoria Orlando	324.32	281.97	15.0	38.9	76.2	(37.3)		126.19	214.93	(41.3)	252.99	417.45	(39.4)
9	Hilton Orlando Lake Buena Vista	133.86	161.37	(17.0)	37.1	80.6	(43.5)		49.67	130.01	(61.8)	81.52	236.57	(65.5)
10	Hilton New Orleans Riverside	99.81	191.92	(48.0)	51.1	74.4	(23.3)		51.02	142.76	(64.3)	79.97	247.05	(67.6)
11	Hyatt Regency Boston	170.25	250.63	(32.1)	48.2	94.6	(46.4)		81.99	237.07	(65.4)	103.82	300.34	(65.4)
12	Hilton Boston Logan Airport	171.52	244.31	(29.8)	57.6	86.7	(29.1)		98.85	211.89	(53.3)	122.89	270.17	(54.5)
13	Boston Marriott Newton	144.02	186.69	(22.9)	30.8	74.4	(43.6)		44.35	138.94	(68.1)	59.64	218.85	(72.7)
14	New York Hilton Midtown	—	264.74	(100.0)	—	89.7	(89.7)		—	237.56	(100.0)	2.01	386.01	(99.5)
15	Hilton Santa Barbara Beachfront Resort	375.22	281.62	33.2	67.5	84.5	(17.0)		253.18	237.79	6.5	335.94	373.27	(10.0)
16	Hyatt Regency Mission Bay Spa and Marina	250.99	189.75	32.3	49.1	80.5	(31.4)		123.24	152.79	(19.3)	205.32	280.48	(26.8)
17	Hilton Checkers Los Angeles	162.85	224.02	(27.3)	37.3	87.4	(50.1)		60.74	195.69	(69.0)	70.67	224.65	(68.5)
18	Hilton Chicago	198.32	193.52	2.5	11.4	75.8	(64.4)		22.59	146.74	(84.6)	35.52	255.40	(86.1)
19	W Chicago - City Center	207.70	250.63	(17.1)	18.9	73.4	(54.5)		39.32	184.06	(78.6)	45.49	230.31	(80.3)
20	W Chicago - Lakeshore	178.07	206.11	(13.6)	35.4	70.5	(35.1)		63.06	145.36	(56.6)	76.16	193.38	(60.6)
21	Casa Marina, A Waldorf Astoria Resort	514.31	386.68	33.0	80.5	83.3	(2.8)		414.18	322.26	28.5	585.91	487.05	20.3
22	The Reach Key West, Curio Collection	454.33	373.83	21.5	84.3	66.3	18.0		383.22	248.09	54.5	541.95	353.14	53.5
23	Hilton Denver City Center	144.11	178.48	(19.3)	47.3	86.1	(38.8)		68.23	153.67	(55.6)	89.04	229.12	(61.1)
24	Royal Palm South Beach Miami	220.92	204.01	8.3	76.6	94.0	(17.4)		169.12	191.60	(11.7)	234.51	266.16	(11.9)
25	DoubleTree Hotel Washington DC – Crystal City	119.83	164.65	(27.2)	36.7	74.4	(37.7)		44.01	122.59	(64.1)	53.88	166.94	(67.7)
26	DoubleTree Hotel San Jose	119.18	229.78	(48.1)	40.7	85.2	(44.5)		48.49	195.81	(75.2)	65.89	273.00	(75.9)
27	Juniper Hotel Cupertino, Curio Collection	109.44	254.79	(57.0)	43.9	83.8	(39.9)		48.00	213.46	(77.5)	56.30	252.17	(77.7)
	Sub-total Core Hotels	$209.52	$241.47	(13.2)%	36.1%	84.4%	(48.3)%	pts	$75.64	$203.89	(62.9)%	$118.57	$318.31	(62.7)%

	All Other Hotels	$143.51	$161.14	(10.9)%	51.8%	76.5%	(24.7)%	pts	$74.38	$123.22	(39.6)%	$96.23	$174.51	(44.9)%
	Total Consolidated Portfolio	$187.71	$222.72	(15.7)%	40.1%	82.4%	(42.3)%	pts	$75.32	$183.59	(59.0)%	$112.86	$282.12	(60.0)%

(1) Calculated based on unrounded numbers.

35 |

Portfolio and Operating Metrics (continued)

Pro-forma Core Hotels: YTD Q3 2021 vs. YTD Q3 2019

	(unaudited, dollars in millions)	Pro-forma Hotel Adjusted EBITDA			Pro-forma Hotel Revenue			Pro-forma Hotel Adjusted EBITDA Margin
		2021	2019	Change(1)	2021	2019	Change(1)	2021	2019	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$52	$124	(57.9)%	$164	$314	(47.9)%	32.0%	39.6%	(760)	bps
2	Hilton Waikoloa Village	21	40	(46.6)	69	123	(44.4)	31.0	32.3	(130)
3	Hilton San Francisco Union Square	(22)	58	(137.3)	15	188	(92.1)	(146.9)	31.0	(17,790)
4	Parc 55 San Francisco - a Hilton Hotel	(12)	27	(144.9)	—	81	(99.5)	(2,952.6)	32.6	(298,520)
5	JW Marriott San Francisco Union Square	(5)	11	(144.0)	11	40	(73.3)	(46.2)	28.0	(7,420)
6	Hyatt Centric Fisherman's Wharf	—	9	(95.3)	11	28	(61.9)	4.0	32.0	(2,800)
7	Signia by Hilton Orlando Bonnet Creek	11	33	(67.7)	47	94	(50.5)	22.9	35.2	(1,230)
8	Waldorf Astoria Orlando	8	16	(50.0)	35	57	(39.4)	23.3	28.3	(500)
9	Hilton Orlando Lake Buena Vista	1	16	(94.4)	18	53	(65.5)	5.0	30.7	(2,570)
10	Hilton New Orleans Riverside	5	43	(89.0)	35	109	(67.6)	13.2	39.0	(2,580)
11	Hyatt Regency Boston	1	17	(93.9)	14	41	(65.4)	7.2	40.9	(3,370)
12	Hilton Boston Logan Airport	2	13	(86.7)	20	44	(54.4)	8.3	28.5	(2,020)
13	Boston Marriott Newton	(1)	7	(108.5)	7	26	(72.7)	(8.9)	28.6	(3,750)
14	New York Hilton Midtown	(34)	25	(237.8)	1	198	(99.5)	(3,307.6)	12.5	(332,010)
15	Hilton Santa Barbara Beachfront Resort	17	17	4.9	33	38	(10.0)	52.9	45.4	750
16	Hyatt Regency Mission Bay Spa and Marina	5	7	(33.0)	25	33	(26.6)	19.7	21.6	(190)
17	Hilton Checkers Los Angeles	(1)	4	(127.3)	4	12	(68.5)	(28.0)	32.3	(6,030)
18	Hilton Chicago	(8)	21	(139.0)	15	108	(86.1)	(53.8)	19.2	(7,300)
19	W Chicago - City Center	(2)	6	(133.9)	5	25	(80.3)	(42.0)	24.4	(6,640)
20	W Chicago - Lakeshore	(3)	5	(153.8)	11	27	(60.6)	(25.8)	18.9	(4,470)
21	Casa Marina, A Waldorf Astoria Resort	23	15	46.9	50	41	20.3	46.0	37.6	840
22	The Reach Key West, Curio Collection	9	5	87.2	22	14	53.5	41.9	34.4	750
23	Hilton Denver City Center	3	15	(78.0)	15	38	(61.1)	22.5	39.8	(1,730)
24	Royal Palm South Beach Miami	9	11	(20.0)	25	29	(11.9)	34.2	37.7	(350)
25	DoubleTree Hotel Washington DC – Crystal City	—	6	(95.9)	9	29	(67.7)	2.9	22.5	(1,960)
26	DoubleTree Hotel San Jose	(2)	11	(119.0)	9	38	(75.9)	(23.8)	30.3	(5,410)
27	Juniper Hotel Cupertino, Curio Collection	(1)	6	(123.8)	3	15	(77.7)	(39.1)	36.7	(7,580)
	Sub-total Core Hotels	$76	$568	(86.4)%	$673	$1,843	(63.6)%	11.5%	30.8%	(1,930)	bps

	All Other Hotels	$18	$73	(77.2)%	$186	$340	(44.9)%	8.8%	21.3%	(1,250)	bps
	Total Consolidated Portfolio	$94	$641	(85.4)%	$859	$2,183	(60.6)%	10.9%	29.4%	(1,850)	bps

(1) Calculated based on unrounded numbers.

36 |

Properties Acquired & Sold

Hyatt Regency Boston Caribe Hilton W New Orleans - French Quarter

37 |

Properties Acquired and Sold

Properties Acquired

Hotel	Location	Room Count
2019 Acquisitions:

Chesapeake Lodging Trust Acquisition(1)
Hilton Denver City Center	Denver, CO	613
W Chicago – Lakeshore	Chicago, IL	520
Hyatt Regency Boston	Boston, MA	502
Hyatt Regency Mission Bay Spa and Marina	San Diego, CA	438
Boston Marriott Newton	Newton, MA	430
Le Meridien New Orleans(2)	New Orleans, LA	410
W Chicago – City Center	Chicago, IL	403
Royal Palm South Beach Miami, a Tribute Portfolio Resort	Miami Beach, FL	393
Le Meridien San Francisco(3)	San Francisco, CA	360
JW Marriott San Francisco Union Square	San Francisco, CA	344
Hyatt Centric Fisherman’s Wharf	San Francisco, CA	316
Hotel Indigo San Diego Gaslamp Quarter(4)	San Diego, CA	210
Courtyard Washington Capitol Hill/Navy Yard(4)	Washington, DC	204
Homewood Suites by Hilton Seattle Convention Center Pike Street	Seattle, WA	195
Hilton Checkers Los Angeles	Los Angeles, CA	193
Ace Hotel Downtown Los Angeles(2)	Los Angeles, CA	182
Hotel Adagio, Autograph Collection(5)	San Francisco, CA	171
W New Orleans – French Quarter(6)	New Orleans, LA	97
		5,981

(1) Park’s acquisition by merger of Chesapeake Lodging Trust closed in September 2019 for total consideration of approximately $2.5 billion, including acquisition costs.
(2) Sold in December 2019.
(3) Sold in August 2021.
(4) Sold in June 2021.
(5) Sold in July 2021.
(6) Sold in April 2021.

38 |

Properties Acquired and Sold (continued)

Properties Sold

Hotel	Location	Month Sold	Room Count	Gross Proceeds
				(in millions)
2018 Sales:
Hilton Rotterdam	Rotterdam, Netherlands	January 2018	254	$62.2
Embassy Suites Portfolio - 3 Hotels	Domestic US	February 2018	676	95.8
UK Portfolio - 7 Hotels	United Kingdom	February 2018	1,334	188.5
Hilton Durban	Durban, South Africa	February 2018	328	32.5
Hilton Berlin(1)	Berlin, Germany	May 2018	601	140.0
2018 Total (13 Hotels)			3,193	$519.0

2019 Sales:
Pointe Hilton Squaw Peak Resort	Phoenix, Arizona	February 2019	563	$51.4
Hilton Nuremberg	Nuremberg, Germany	March 2019	152	17.5
Hilton Atlanta Airport	Atlanta, Georgia	June 2019	507	101.0
Hilton New Orleans Airport(2)	New Orleans, Louisiana	June 2019	317	48.0
Embassy Suites Parsippany(2)	Parsippany, New Jersey	June 2019	274	17.0
Conrad Dublin(3)	Dublin, Ireland	November 2019	192	61.0
Ace Hotel Downtown Los Angeles	Los Angeles, California	December 2019	182	117.0
Le Meridien New Orleans	New Orleans, Louisiana	December 2019	410	84.0
2019 Total (8 Hotels)			2,597	$496.9

2020 Sales:
Hilton São Paulo Morumbi	São Paulo, Brazil	February 2020	503	$117.5
Embassy Suites Washington DC Georgetown	Washington, D.C.	February 2020	197	90.4
2020 Total (2 Hotels)			700	$207.9

2021 Sales:
W New Orleans - French Quarter	New Orleans, Louisiana	April 2021	97	$24.1
Hotel Indigo San Diego Gaslamp Quarter(2)	San Diego, California	June 2021	210	78.0
Courtyard Washington Capitol Hill/Navy Yard(2)	Washington, District of Columbia	June 2021	204	71.0
Hotel Adagio, Autograph Collection	San Francisco, California	July 2021	171	82.0
Le Meridien San Francisco	San Francisco, California	August 2021	360	221.5
2021 Total (5 Hotels)			1,042	$476.6

Grand Total(4)			7,532	$1,700.4

(1) The unconsolidated hotel was sold for total gross proceeds of approximately $350 million, of which $140 million represents Park’s pro rata share.
(2) Hotels were sold as a portfolio in the same transaction.
(3) The unconsolidated hotel was sold for total gross proceeds of approximately $128 million, of which $61 million represents Park’s pro rata share.
(4) To date, Park has sold a total of 28 hotels. In addition, in December 2019, Park terminated the ground lease on the Hilton Sheffield Hotel.

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Capital Structure

Debt Summary Casa Marina, a Waldorf Astoria Resort Hilton Orlando Bonnet Creek New York Hilton Midtown

asa Marina, a Waldorf Astoria Resort Hilton Orlando Bonnet Creek New York Hilton Midtown

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Capital Structure

Fixed and Variable Rate Debt

(unaudited, dollars in millions)
Debt	Collateral	Interest Rate	Maturity Date	As of September 30, 2021
Fixed Rate Debt
Mortgage loan	DoubleTree Hotel Spokane City Center	3.62%	July 2026	$14
Mortgage loan	Hilton Denver City Center	4.90%	August 2022(1)	58
Mortgage loan	Hilton Checkers Los Angeles	4.11%	March 2023	27
Mortgage loan	W Chicago - City Center	8.25%	August 2023(2)	75
Commercial mortgage-backed securities loan	Hilton San Francisco Union Square, Parc 55 San Francisco - a Hilton Hotel	4.11%	November 2023	725
Mortgage loan	Hyatt Regency Boston	4.25%	July 2026	136
Commercial mortgage-backed securities loan	Hilton Hawaiian Village Beach Resort	4.20%	November 2026	1,275
Mortgage loan	Hilton Santa Barbara Beachfront Resort	4.17%	December 2026	165
2025 Senior Secured Notes		7.50%	June 2025	650
2028 Senior Secured Notes		5.88%	October 2028	725
2029 Senior Secured Notes		4.88%	May 2029	750
Finance lease obligations		3.07%	2021 to 2022	—
Total Fixed Rate Debt		5.10%(3)		4,600

Variable Rate Debt
Revolving credit facility(4)(5)	Unsecured	L + 3.00%	2021 to 2023	—
Mortgage loan	DoubleTree Hotel Ontario Airport	L + 3.00%	May 2022	30
2019 Term Facility(4)(6)	Unsecured	L + 2.65%	August 2024	78
Total Variable Rate Debt		3.25%(3)		108

Add: unamortized premium				3
Less: unamortized deferred financing costs and discount				(41)
Total Debt(7)		5.08%(3)		$4,670

(1) The loan matures in August 2042 but is callable by the lender beginning August 2022.

(2)          In January 2021, Park ceased making debt service payments toward the $75 million mortgage loan secured by the W Chicago City Center and has received a notice of an event of default. The default interest rate on the loan is 8.25% and the stated interest rate is 4.25%. While Park hopes to negotiate an amendment with the lender, there can be no assurances that an agreement will be reached.

(3) Calculated on a weighted average basis.
(4) In May 2020, Park amended its credit and term loan facilities to add a LIBOR floor of 25 basis points.

(5)          In September 2020, Park increased its aggregate commitments under the Revolver by $75 million to $1.075 billion and extended the maturity date with respect to $901 million of the aggregate commitments for two years to December 2023, including all $75 million of the increased Revolver commitments. The maturity date for the remaining $174 million of commitments under the Revolver is December 2021. In July 2021, Park fully repaid the outstanding balance of the Revolver with net proceeds from the sale of the Hotel Indigo San Diego Gaslamp Quarter and Courtyard Washington Capitol Hill Navy Yard.

(6)          Following the sales of the Hotel Indigo San Diego Gaslamp Quarter and Courtyard Washington Capitol Hill Navy Yard in June 2021, the Hotel Adagio, Autograph Collection in July 2021 and the Le Meridien San Francisco in August 2021, Park repaid $419 million of the 2019 Term Facility during the third quarter.

(7) Excludes $225 million of Park’s share of debt of its unconsolidated joint ventures.

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Definitions

Definitions Hilton Orlando Bonnet Creek Hilton Denver City Center W Chicago –City Center

Hilton Orlando Bonnet Creek Hilton Denver City Center W Chicago - City Center

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Definitions

Pro-forma

The Company presents certain data for its consolidated hotels on a pro-forma hotel basis as supplemental information for investors: Pro-forma Hotel Revenues, Pro-forma RevPAR, Pro-forma Total RevPAR, Pro-forma Occupancy, Pro-forma ADR, Pro-forma Adjusted EBITDA, Pro-forma Hotel Adjusted EBITDA and Pro-forma Hotel Adjusted EBITDA Margin and Net debt to Pro-forma Adjusted EBITDA ratio. The Company presents pro-forma hotel results to help the Company and its investors evaluate the ongoing operating performance of its hotels. The Company’s pro-forma metrics exclude results from property dispositions that have occurred through November 3, 2021 and include results from property acquisitions as though such acquisitions occurred on the earliest period presented.

EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin

Earnings (loss) before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income (loss) excluding depreciation and amortization, interest income, interest expense, income taxes and interest expense, income tax and depreciation and amortization included in equity in earnings (losses) from investments in affiliates.

Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude:

• Gains or losses on sales of assets for both consolidated and unconsolidated investments;

• Transition expense related to the Company’s establishment as an independent, publicly-traded company;

• Costs associated with hotel acquisitions or dispositions expensed during the period;

• Severance expense;

• Share-based compensation expense;

• Casualty gains or losses;

• Impairment losses; and

• Other items that management believes are not representative of the Company’s current or future operating performance.

Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, which excludes hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated hotels.

Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue.

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Definitions (continued)

EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”) GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies.

The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and evaluate its operating performance between periods and between REITs by removing the effect of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry.

EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing the Company’s operating performance and results as reported under U.S. GAAP.

Nareit FFO attributable to stockholders, Adjusted FFO attributable to stockholders, Nareit FFO per share – Diluted and Adjusted FFO per share – Diluted

Nareit FFO attributable to stockholders and Nareit FFO per diluted share (defined as set forth below) are presented herein as non-GAAP measures of the Company’s performance. The Company calculates funds from (used in) operations (“FFO”) attributable to stockholders for a given operating period in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), as net income (loss) attributable to stockholders (calculated in accordance with U.S. GAAP), excluding depreciation and amortization, gains or losses on sales of assets, impairment, and the cumulative effect of changes in accounting principles, plus adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis. As noted by Nareit in its December 2018 “Nareit Funds from Operations White Paper – 2018 Restatement,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, Nareit adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance. The Company believes Nareit FFO provides useful information to investors regarding its operating performance and can facilitate comparisons of operating performance between periods and between REITS. The Company’s presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently. The Company calculates Nareit FFO per diluted share as Nareit FFO divided by the number of fully diluted shares outstanding during a given operating period.

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Definitions (continued)

The Company also presents Adjusted FFO attributable to stockholders and Adjusted FFO per diluted share when evaluating its performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding the Company’s ongoing operating performance. Management historically has made the adjustments detailed below in evaluating its performance and in its annual budget process. Management believes that the presentation of Adjusted FFO provides useful supplemental information that is beneficial to an investor’s complete understanding of operating performance. The Company adjusts Nareit FFO attributable to stockholders for the following items, which may occur in any period, and refers to this measure as Adjusted FFO attributable to stockholders:

• Costs associated with hotel acquisitions or dispositions expensed during the period;

• Severance expense;

• Share-based compensation expense;

• Casualty gains or losses; and

• Other items that management believes are not representative of the Company’s current or future operating performance.

Net Debt

Net debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net debt is calculated as (i) long-term debt, including current maturities and excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents.

The Company believes Net debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net debt may not be comparable to a similarly titled measure of other companies.

Net Debt to Adjusted EBITDA Ratio

Net debt to Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Net debt to Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies.

Occupancy

Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Room nights available to guests have not been adjusted for suspended or reduced operations at certain of Park’s hotels as a result of COVID-19. Occupancy measures the utilization of the Company’s hotels’ available capacity. Management uses occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help management determine achievable Average Daily Rate (“ADR”) levels as demand for hotel rooms increases or decreases.

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Definitions (continued)

Average Daily Rate

ADR represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing levels that the Company is able to generate by type of customer, as changes in rates have a more pronounced effect on overall revenues and incremental profitability than changes in occupancy, as described above.

Revenue per Available Room

Revenue per Available Room (“RevPAR”) represents rooms revenue divided by total number of room nights available to guests for a given period. Room nights available to guests have not been adjusted for suspended or reduced operations at certain of Park’s hotels as a result of COVID-19. Management considers RevPAR to be a meaningful indicator of the Company’s performance as it provides a metric correlated to two primary and key factors of operations at a hotel or group of hotels: occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods.

Total RevPAR

Total RevPAR represents rooms, food and beverage and other hotel revenues divided by the total number of room nights available to guests for a given period. Room nights available to guests have not been adjusted for suspended or reduced operations at certain of Park’s hotels as a result of COVID-19. Management considers Total RevPAR to be a meaningful indicator of the Company’s performance as approximately one-third of revenues are earned from food and beverage and other hotel revenues. Total RevPAR is also a useful indicator in measuring performance over comparable periods.

References to RevPAR, Total RevPAR and ADR are presented on a currency neutral basis (prior periods are reflected using current period exchange rates), unless otherwise noted.

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Analyst Coverage

Analyst	Company	Phone	Email
Shaun Kelley	Bank of America	(646) 855-1005	shaun.kelley@bofa.com
Anthony Powell	Barclays	(212) 526-8768	anthony.powell@barclays.com
Ari Klein	BMO Capital Markets	(212) 885-4103	ari.klein@bmo.com
Neil Malkin	Capital One Securities	(571) 633-8191	neil.malkin@capitalone.com
Smedes Rose	Citi Research	(212) 816-6243	smedes.rose@citi.com
Floris Van Dijkum	Compass Point	(646) 757-2621	fvandijkum@compasspointllc.com
Chris Woronka	Deutsche Bank	(212) 250-9376	chris.woronka@db.com
Richard Hightower	Evercore ISI	(212) 752-0886	rich.hightower@evercoreisi.com
Stephen Grambling	Goldman Sachs	(212) 902-7832	stephen.grambling@gs.com
Christopher Darling	Green Street	(949) 640-8780	cdarling@greenstreet.com
David Katz	Jefferies	(212) 323-3355	dkatz@jefferies.com
Brandt Montour	JP Morgan	(212) 622-1111	brandt.a.montour@jpmorgan.com
Bill Crow	Raymond James	(727) 567-2594	bill.crow@raymondjames.com
Patrick Scholes	Truist Securities	(212) 319-3915	patrick.scholes@research.Truist.com
Robin Farley	UBS	(212) 713-2060	robin.farley@ubs.com
Dori Kesten	Wells Fargo	(617) 603-4262	dori.kesten@wellsfargo.com

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